UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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Interphase Corporation
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 1, 2013

To the Holders of Common Stock of
Interphase Corporation:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Interphase Corporation, a Texas corporation (the “Company”), will be held on May 1, 2013 at 9:00 a.m. local time at the Embassy Suites Hotel at 7600 John Q. Hammons Drive, Frisco, Texas, for the following purposes:

(a)	to elect five directors of the Company to serve until the next annual meeting of shareholders or until their respective successors shall be elected and qualified;

(b)	to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2013;

(c)	to conduct an advisory vote on named executive officer compensation;

(d)	to conduct an advisory vote on the frequency of future advisory votes on named executive officer compensation;

(e)	to approve the Amended and Restated Certificate of Formation, including an increase in the number of authorized shares of common stock ; and

(f)	to transact such other business as may properly come before the meeting or any adjournment thereof.

It is desirable that as large a proportion as possible of the shareholders' interests be represented at the meeting.  Whether or not you plan to be present at the meeting, you are urged to sign the enclosed proxy and return it promptly in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 1, 2013:  This Proxy Statement and  the Annual Report on Form 10-K are available online at www.proxydocs.com/inph.

By order of the Board of Directors

Thomas N. Tipton, Jr. Chief Financial Officer, Secretary, Vice President of Finance and Treasurer

Plano, Texas
April 3, 2013

Interphase Corporation
Parkway Centre I
2901 North Dallas Parkway, Suite 200
Plano, Texas 75093

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To be Held May 1, 2013

This Proxy Statement is furnished to shareholders of Interphase Corporation, a Texas corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the annual meeting of shareholders to be held on May 1, 2013.  Proxies in the form enclosed will be voted at the meeting if properly executed, returned to the Company prior to the meeting, and not revoked.  This proxy statement is first being mailed to shareholders on or about April 3, 2013. This proxy statement and the Company’s 2012 annual report are available online at www.proxydocs.com/inph.

PERSONS MAKING THE SOLICITATION

The accompanying proxy is being solicited by the Board of Directors of the Company.  The cost of soliciting the proxies and the annual meeting will be borne entirely by the Company.  In addition to the use of the mail, proxies may be solicited by personal interview, telephone, and facsimile transmission by directors and officers and employees of the Company.  Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares of Common Stock, $.10 par value (“Common Stock”), held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses they incur in connection with forwarding the solicitation material.  The Company has retained Georgeson Inc. to assist in the solicitation of proxies for a fee of $8,500 plus reimbursement of out-of-pocket expenses.  The Company may also engage other third-party firms to assist in the distribution of proxies.

OUTSTANDING CAPITAL STOCK AND RECORD DATE

The record date for shareholders entitled to notice of and to vote at the annual meeting is March 13, 2013.  At the close of business on that date, the Company had issued, outstanding and entitled to be voted at the meeting 7,006,310 shares of Common Stock.

VOTING BY PROXY; REVOCATION OF PROXY

Shareholders of record may vote by proxy by completing, signing and returning the accompanying proxy form in the accompanying postage-paid envelope.  A proxy may be revoked at any time before it is exercised.  A shareholder giving a proxy may revoke it by (1) submitting another proxy with a later date, (2) giving written notice to the Company’s Secretary before the annual meeting that the proxy has been revoked or (3) voting in person at the annual meeting.

ACTIONS TO BE TAKEN AT THE MEETING

The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted FOR the election as directors of the Company of the five persons named under the caption “Election of Directors”, FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2013, FOR the advisory resolution to approve named executive officer compensation, “1 YEAR” on the advisory resolution regarding the frequency of future advisory votes on named executive officer compensation, FOR the approval of the Amended and Restated Certificate of Formation and, in the discretion of the proxy holder, with respect to such other business as may properly come before the meeting.

Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly.  If any other matter or business is brought before the meeting, the proxy holders may vote the proxies at their discretion.  The Board does not know of any such other matter or business.

QUORUM AND VOTING

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the annual meeting.  In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his or its name on the record date.

Directors are elected by a plurality of the votes cast at the meeting.  Because the five nominees for director who receive the most votes will be elected, abstentions and broker-non-votes (i.e., shares held by brokers or other nominees that are present at the meeting but not voted for a particular matter) will not be included in vote totals and will have no effect on the election of directors.

The ratification of the auditors will require the affirmative vote of a majority of the shares present at the meeting.  Accordingly, abstentions and broker-non-votes will have the same effect as a negative vote on that matter.

Although the advisory vote on named executive officer compensation is non-binding, as provided by law, the Board will review the results of the vote and, consistent with its commitment to shareholder engagement, will take it into account in making a determination concerning named executive officer compensation.  Abstentions and broker-non-votes (i.e., shares held by brokers or other nominees that are present at the meeting but not voted for a particular matter) will not be included in vote totals and will have no effect on the advisory vote on named executive officer compensation.

Although the advisory vote to determine the frequency of future advisory votes on named executive officer compensation is non-binding, as provided by law, the Board will review the results of the vote and, consistent with its commitment to shareholder engagement, will take it into account.  The frequency that receives the highest number of votes cast will be deemed to be the frequency selected or approved by shareholders.  Abstentions and broker-non-votes (i.e., shares held by brokers or other nominees that are present at the meeting but not voted for a particular matter) will not be included in vote totals and will have no effect on the advisory vote to determine the frequency of future advisory votes on named executive officer compensation.

The approval of the Amended and Restated Certificate of Formation requires the affirmative vote of at least two-thirds of all of the outstanding shares of Common Stock entitled to vote.  Accordingly, abstentions and broker-non-votes will have the same legal effect as a negative vote on that matter.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information as to the number of shares of Common Stock of the Company beneficially owned as of March 13, 2013 by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding Common Stock of the Company, (ii) the named executive officers (identified in the “Summary Compensation Table” below) and each director of the Company and (iii) all named executive officers and directors as a group.  To the knowledge of the Company, each of the owners named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned by him or it unless otherwise indicated.

Name and address of Beneficial Owner	Amount and Nature of Beneficial Ownership			Percent of Class
Gregory B. Kalush	447,845	(1	)(2)	6.1%
S. Thomas Thawley	272,626	(1)		3.9%
Randall E. McComas	115,557	(1)		1.6%
Thomas N. Tipton, Jr.	88,112	(1)		1.2%
James W. Gragg	86,547	(1)		1.2%
Michael J. Myers	56,501	(1)		0.8%
Yoram Solomon	42,607	(1)		0.6%
Kenneth V. Spenser	37,255	(1)		0.5%
Christopher B. Strunk	27,167	(1)		0.4%
Mark D. Kemp	17,500	(1)		0.2%

All executive officers and directors as a group (10 persons)	1,191,717	(3)		15.6%

Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	361,272	(4)		5.2%

Renaissance Technologies LLC Renaissance Technologies Holdings Corporation 800 Third Avenue New York, NY 10022	352,300	(5)		5.0%

(1)
Includes vested options to purchase shares of Common Stock, and options exercisable within 60 days of the date of this proxy statement, if any, with exercise prices ranging from $1.36-$11.45 per share (fair market value on the respective dates of grant) as follows: Mr. Kalush, 319,201 shares; Mr. Thawley, 17,000 shares; Mr. McComas, 109,309 shares; Mr. Tipton, 56,893 shares; Mr. Gragg, 56,747 shares; Mr. Myers, 20,000 shares; Mr. Solomon, 20,060 shares; Mr. Spenser, 15,000 shares; Mr. Strunk, 3,000 shares; and Mr. Kemp, 8,500 shares.

(2)	2901 North Dallas Parkway, Suite 200, Plano, Texas 75093

(3)	Includes 625,710 shares that may be acquired upon exercise of vested stock options and options exercisable within 60 days of the date of this proxy statement, if any.

(4)	Based solely upon information contained in an amended Schedule 13G filed with the Securities and Exchange Commission on January 14, 2013.

(5)
Based solely upon information contained in an amended Schedule 13G filed by Renaissance Technologies LLC (“RTC”) and Renaissance Technologies Holdings Corporation (“RTHC”) with the Securities and Exchange Commission on February 12, 2013.  It appears from the Schedule 13G that RTC has sole voting and investment power over the shares and that RTHC, as the majority owner of RTC, is deemed to have voting and investment power over the shares.

ELECTION OF DIRECTORS

Five directors are to be elected at the meeting.  To be elected a director, each nominee must receive a plurality of all of the votes cast at the meeting for the election of directors.  Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election in his stead of any other person the Board of Directors may recommend.  Each nominee has expressed his intention to serve the entire term for which election is sought.

A brief description of each nominee for director of the Company is provided below.  Directors hold office until the next annual meeting of shareholders or until their successors are elected and qualified.

OUR BOARD OF DIRECTORS AND NOMINATING AND GOVERNANCE COMMITTEE UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” EACH OF THE FOLLOWING NOMINEES FOR DIRECTOR.

Gregory B. Kalush, 56, was elected Chairman of the Board in May 2000.  Mr. Kalush was appointed the Chief Executive Officer, President and Director of the Company in March 1999.  He joined the Company in February 1998 as Chief Financial Officer, Vice President of Finance and Treasurer.  Mr. Kalush is also the sole member of the New Employee and Retention Stock Award Committee of the Board of Directors.  Prior to joining Interphase, Mr. Kalush was with DSC Communications Corporation from 1995 to 1998.  While at DSC, he served as Vice President of Transmission Data Services, Vice President of Operations, International Access Products and Group Vice President of Finance, Transport Systems Group. Prior to DSC, Mr. Kalush was with IBM Corporation from 1978 to 1994.  During that time his positions included Chief Financial Officer and Operations Executive for the Skill Dynamics Business Unit, Director of Finance, Planning and Administration for the Southwest Area, and Division Director of Finance and Operations for the Data Systems Division.

Mr. Kalush’s depth of experience in leading Interphase as CEO and Chairman of the Board, his responsibilities for the strategic direction and management of Interphase’s day-to-day operations, and his experience as the former Chief Financial Officer of Interphase and other executive general management experiences in the telecommunications and enterprise computing technology sectors bring a broad array of industry experience and institutional knowledge to the Board.

Mark D. Kemp, 51, was elected a director in October 2011 by the Board.  He is currently President at Martech, LLC, a manufacturer and installer of composite bath components, including vanities, bathtubs, showers and sinks.  Prior to joining Martech, Mr. Kemp served as Senior Vice President and Corporate Controller of Centex Corporation, one of the largest homebuilders in the United States, from 2002 to 2009.  Prior to joining Centex, Mr. Kemp spent 19 years with Arthur Andersen LLP, an international accounting and consulting firm, most recently as a partner in the Dallas office. Mr. Kemp is a member of the Nominating and Governance Committee and is Chairman of the Audit Committee of the Board of Directors.

As a current private-company president, former finance executive of a public company, and former partner of an international accounting firm, Mr. Kemp contributes valuable insight to the Board in the areas of general management, financial acumen, Securities and Exchange Commission (“SEC”) compliance, and corporate governance.  His experiences with public company accounting and financial reporting matters, corporate governance practices, and complex financial issues make him a valuable asset as the Chairman of our Audit Committee.  Mr. Kemp qualifies as an “audit committee financial expert” under the guidelines of the SEC.

Michael J. Myers, 66, was elected a director in 2002.  From 2002 until his retirement in 2006, Mr. Myers served as President and CEO of Coppercom Inc., a provider of networking equipment for telecommunications operators.  Mr. Myers served as the President of the Broadband Systems Division of Alcatel from 2000 to 2002 and as Group Vice President for Alcatel’s Networking Systems Group from 1998 to 2000.  Prior to 1998, Mr. Myers worked for DSC Communications Corporation, serving as its Executive Vice President and Chief Operating Officer from 1997 to 1998, at its DSC Denmark A/S subsidiary, and as a Group Vice President for its transmission business in 1997.  Mr. Myers also had prior financial experience with Nortel Networks, NCR, and General Motors Corporation.  Mr. Myers is the Chairman of the Compensation Committee and a member of the Nominating and Governance Committee and the Audit Committee of the Board of Directors.

As a former chief executive officer and senior executive with both general management and finance expertise as well as significant international experience across a variety of industry sectors, including telecommunications, computing and automotive, Mr. Myers contributes valuable insight to the Board in the areas of general management, financial acumen, strategic insight and governance.  Mr. Myers qualifies as an “audit committee financial expert” under the guidelines of the SEC.

Kenneth V. Spenser, 64, was elected a director in 2002. Mr. Spenser is currently President of Better Rehab, LLC a supplier of content to the health services industry, a position he has held since 2007. In 2012, Mr. Spenser became a Mentor in Residence for the Office of Technology Transfer for the University of Michigan and a Frankel Fund Advisor.  Frankel Fund is a pre-seed investment fund that leverages the Ross School of Business talent to improve the number of successful ventures coming from the University of Michigan. Previously Mr. Spenser was a founder, President and Chief Executive Officer of two venture backed software development companies, MicroEngineering Solutions, Inc. and Entivity, Inc. MicroEngineering Solutions was successfully sold to Autodesk in 1993 and Entivity was sold to Phoenix Contact, GmbH in 2003.  Prior to his experience with venture capital backed companies, Mr. Spenser was Vice President at Texas Instruments leading the worldwide Industrial Automation Division. Mr. Spenser attended the US Naval Academy, graduating “With Distinction” in the top 10% of his class with a Bachelor of Science Degree in Physics and Applied Math.  He was one of eleven Midshipmen awarded Immediate Graduate Education and completed his Master of Science Degree in Electrical Engineering (Acoustics) before going to Flight School.  Mr. Spenser retired as a Navy Captain and is a Vietnam and Desert Storm veteran. Mr. Spenser is the Chairman of the Nominating and Governance Committee, and also a member of the Audit Committee and Compensation Committee of the Board of Directors.

As a former chief executive officer and senior executive in the technology industry, advisor to new ventures, and successful entrepreneurial experiences, Mr. Spenser offers a unique and insightful perspective to the Board in the areas of strategic market selection, positioning and market expansion, sales and channel development and overall general management.

Christopher B. Strunk, 64, was elected a director in 2007.  Prior to his retirement in 2004, Mr. Strunk served as Senior Vice President, North American Sales for Alcatel, from 2002 to 2004.  He was Vice President Sales-Bell Atlantic/Verizon for Alcatel from 1998 to 2002.  Prior to 1998, Mr. Strunk was Regional Vice President-Sales for DSC Communications Corporation.  Mr. Strunk also had prior experience with Granger Associates, AT&T, Bell of Pennsylvania and Diamond State Telephone.  Mr. Strunk is a member of the Compensation Committee and the Nominating and Governance Committee of the Board of Directors.

As a former senior executive with significant sales experience in the telecommunications industry, Mr. Strunk contributes valuable insight about the telecommunications market and customer trends to the Board.

S. Thomas Thawley, the current Vice Chairman of the Board who was a co-founder of the Company and has served as a director of the Company for over 35 years, determined (for personal reasons) not to stand for re-election at the meeting.  The Company expresses its appreciation to Mr. Thawley for his years of valuable service.

Committees and Meetings of the Board of Directors

The Board of Directors has established four committees, the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the New Employee and Retention Stock Award Committee, which operated in 2012.

The Audit Committee was composed of Mr. Kemp (Chairman), Mr. Myers, and Mr. Spenser.  The Audit Committee met seven times during 2012.  The Audit Committee's responsibilities are described in the Audit Committee Charter, which is included as an exhibit to this proxy statement (see Exhibit A).

The Compensation Committee was composed of Mr. Myers (Chairman), Mr. Spenser, and Mr. Strunk.  The Compensation Committee met five times during 2012 and reviewed the executive compensation plan of the Company in light of industry practices and circumstances unique to the Company. The Compensation Committee has overall responsibility for the Company’s executive compensation policies as provided in a written charter adopted by the Board of Directors, which is available on the Company’s website at www.interphase.com.

The Nominating and Governance Committee was composed of Mr. Spenser (Chairman), Mr. Kemp, Mr. Myers, Mr. Strunk, and Mr. Thawley.  The Nominating and Governance Committee is responsible for considering and approving nominees for election as director and performing the other responsibilities set forth in its charter, which is available on the Company’s website at www.interphase.com. The Nominating and Governance Committee met five times during 2012.

The New Employee and Retention Stock Award Committee was composed of one member, Mr. Kalush.  The New Employee and Retention Stock Award Committee has the authority to grant stock options and restricted stock under the 2004 Long-Term Stock Incentive Plan to newly hired employees of the Company and, for retention purposes, to existing employees of the Company. The New Employee and Retention Stock Award Committee met or took action six times during 2012.

The Board of Directors held seven meetings during the year ended December 31, 2012.  None of the directors attended fewer than 75% of the meetings of the Board of Directors and its committees on which such director served.

The Company encourages Board members and nominees for director to attend the annual meeting of shareholders.  All Board members attended the Company’s 2012 annual meeting of shareholders.

Board Leadership Structure and Role in Risk Oversight

Our Chief Executive Officer also serves as the Chairman of the Board.  The Board has chosen this structure because it believes the Chief Executive Officer serves as a bridge between management and the Board, ensuring that both groups act with a common purpose.  However, the Board believes that it is simultaneously important to have a strong governance structure to ensure a strong and independent Board.  All directors, with the exception of the Chairman, are “independent” as defined under SEC rules and NASDAQ Global Market listing requirements, and the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee are composed entirely of independent directors.  The Committee chairs set the agendas for their committees and report to the full Board on their work.  The chairman of the Nominating and Governance Committee also serves as the lead independent director.  The “independent” members of the Board meet regularly in executive session, without management present.

In its corporate governance guidelines, the Board acknowledges its responsibility for reviewing the process for assessing the major risks facing the Company and the options for their mitigation.  Each of our Board committees considers the risks within its areas of responsibilities.  For example, the Audit Committee is responsible for reviewing and discussing with management and the Company’s registered public accountant the Company’s major risk exposures and the policies management has implemented to monitor such exposures, including the Company’s financial risk exposures and risk management policies.  Additionally, the outcome of the Company’s Audit Risk assessment is presented to the Audit Committee annually; this assessment identifies internal control risks and drives the internal control testing for the coming year.  The Compensation Committee reviews the Company’s overall compensation program and its effectiveness at both linking executive pay to performance and aligning the interests of our executives and our stockholders.  Finally, the Nominating and Governance Committee reviews the Company’s management and Board performance as well as the Board’s structure on a regular basis.  Material violations of the Company’s Code of Ethics and related policies are reported to the full Board.

Limitation of Liability and Indemnification

The Company’s current Articles of Incorporation, as amended, include a provision that eliminates the personal liability of the Company’s directors for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director’s duty of loyalty to the Company or its shareholders, (2) for any act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law, (3) for any transaction from which the director received an improper benefit,  whether or not the benefit resulted from an action taken within the scope of the director’s office, or (4) for an act or omission for which the liability of a director is expressly provided for by an applicable statute.  The Amended and Restated Certificate of Formation, as submitted for approval by the shareholders at the meeting, does not amend or change this provision.

The Company’s current Amended and Restated Bylaws provide that the Company (1) shall indemnify the Company’s directors and officers to the fullest extent permitted by Texas law, subject to limited exceptions, (2) may indemnify the Company’s other employees and agents to the same extent that the Company indemnifies its directors and officers, and (3) shall pay or reimburse, in advance of the final disposition of a proceeding, all reasonable expenses incurred to the Company’s directors and officers in connection with the defense of a legal proceeding to the fullest extent permitted by Texas law, subject to limited exceptions.

The Company’s Indemnification Agreement with each of its directors and officers (each an “indemnitee”) provides that, subject to the terms and conditions set forth therein, if the indemnitee was, is, or becomes a party to, witness in, or other participant in, or is threatened to be made a party to, witness in, or other participant in, a claim by reason of or arising in whole or in part out of an indemnifiable event, the Company will indemnify the indemnitee to the fullest extent permitted by law against any and all expenses, judgments, fines, excise and similar taxes, penalties, and amounts paid in settlement of such claim.  Each Indemnification Agreement also provides for the Company’s advancement of expenses incurred by an indemnitee in connection with an indemnifiable claim, subject to the indemnitee’s undertaking to repay if he or she is ultimately determined not to be entitled to indemnification.  In addition, each Indemnification Agreement addresses various procedural matters related to indemnification.  The rights of each indemnitee are in addition to any other rights provided for under the Company’s Amended and Restated Bylaws, as they may be amended from time to time, and under Texas law.

Compensation of Directors

The following table sets forth the compensation paid and/or awarded to our non-employee directors, who during 2012 were Mr. Kemp, Mr. Myers, Mr. Spenser, Mr. Strunk, and Mr. Thawley.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)

Mark D. Kemp	30,200	51,480	50,160	131,840

Michael J. Myers	34,200	-	62,700	96,900

Kenneth V. Spenser	34,200	-	62,700	96,900

Christopher B. Strunk	24,000	-	37,620	61,620

S. Thomas Thawley	20,000	-	25,080	45,080

(1)
In May 2012, Mr. Kemp was granted 9,000 shares of restricted stock under the 2004 Long-Term Stock Incentive Plan. The shares were granted at a price of $5.72 (fair market value on the date of grant) and will vest over a three year period in equal installments on each anniversary of the grant date provided he remains a director of the Company on the respective vesting dates. There were no other restricted stock awards granted to non-employee directors during 2012.

(2)
In May 2012, each director received a grant of stock options.  Mr. Kemp received options to purchase 12,000 shares with an exercise price of $5.72 and a grant date fair value of $4.18 per share, or $50,160.  Mr. Myers received options to purchase 15,000 shares with an exercise price of $5.72 and a grant date fair value of $4.18 per share, or $62,700.  Mr. Spenser received options to purchase 15,000 shares with an exercise price of $5.72 and a grant date fair value of $4.18 per share, or $62,700.  Mr. Strunk received options to purchase 9,000 shares with an exercise price of $5.72 and a grant date fair value of $4.18 per share, or $37,620.  Mr. Thawley received options to purchase 6,000 shares with an exercise price of $5.72 and a grant date fair value of $4.18 per share, or $25,080.  Because Mr. Thawley will no longer be a director upon the meeting, 4,000 of the 6,000 options granted to him in May 2012 will be cancelled in May 2013.  The stock option awards vest over a three year period in equal installments on each anniversary of the grant date provided each director remains a director of the Company on the respective vesting dates.  There were no other stock option awards granted to non-employee directors during 2012.

Mr. Kemp received four quarterly retainers of $5,000 each for his service as a non-employee member of the Board of Directors.  In addition, he received $5,000 as the Chairman of the Audit Committee.  Mr. Kemp also received four quarterly retainers of $1,300 each as a member of the Audit Committee.

Mr. Myers received four quarterly retainers of $5,000 each for his service as a non-employee member of the Board of Directors.  In addition, he received $5,000 as the Chairman of the Compensation Committee.  Mr. Myers also received four quarterly retainers of $1,300 each as a member of the Audit Committee and four quarterly retainers of $1,000 each as a member of the Compensation Committee.

Mr. Spenser received four quarterly retainers of $5,000 each for his service as a non-employee member of the Board of Directors.  In addition, he received $5,000 as the Chairman of the Nominating and Governance Committee.  Mr. Spenser also received four quarterly retainers of $1,300 each as a member of the Audit Committee and four quarterly retainers of $1,000 as a member of the Compensation Committee.

Mr. Strunk received four quarterly retainers of $5,000 each for his service as a non-employee member of the Board of Directors.  Mr. Strunk also received four quarterly retainers of $1,000 each as a member of the Compensation Committee.

Mr. Thawley received four quarterly retainers of $5,000 each for his service as a non-employee member of the Board of Directors.

All directors are reimbursed for their reasonable out-of-pocket expenses in serving on the Board or any committee of the Board.  Mr. Kalush does not receive cash compensation for his service on the Board; however, see “Summary Compensation Table” below for a description of equity compensation granted to him for his service on the Board.

AUDIT COMMITTEE

The Audit Committee of the Board is composed of Mr. Kemp (Chairman), Mr. Myers, and Mr. Spenser.  The purpose of the Audit Committee is to assist the Board of Directors in carrying out its responsibility to oversee the Company’s internal controls and financial reporting process.

Audit Committee Charter

The Board of Directors has adopted and maintains a written charter for the Audit Committee, which describes the Audit Committee’s authority, responsibilities and functions.  A copy of the Audit Committee Charter is available on the Company’s website at www.interphase.com and is included as an exhibit to this proxy statement (see Exhibit A).

Audit Committee Member Independence

The Board has made the determination that all members of the Audit Committee are “independent” as defined in the applicable requirements of the SEC and the listing standards of the NASDAQ Global Market.

Financial Expert

The Board has determined that Mr. Kemp meets the SEC criteria of an “audit committee financial expert.”  Mr. Kemp holds a Bachelor of Business Administration Degree in Accounting and is a Certified Public Accountant.  Mr. Kemp served as a Senior Vice President and Corporate Controller of Centex Corporation from 2002 to 2009.  Prior to joining Centex, Mr. Kemp spent 19 years with Arthur Andersen LLP, an international accounting and consulting firm, most recently as a partner in the Dallas office, and as such, has participated in dealing with accounting, auditing, internal control, and risk management issues.

The Board has also determined that Mr. Myers meets the SEC criteria of an “audit committee financial expert.”  Mr. Myers holds a Bachelor of Business Administration Degree in Accounting and a Master of Business Administration.  Mr. Myers has had thirty years of financial experience in various positions including clerical, analytical and managerial positions with General Motors Corporation and NCR Corporation, Division Controller, Group Controller and Corporate Controller for Northern Telecom Inc., and Vice President of International Finance and Vice President of Finance for the Switching Systems Group of DSC Corporation.

Report of Audit Committee

We have reviewed and discussed with management the Company’s internal control over financial reporting and its audited financial statements as of and for the year ended December 31, 2012.

We have discussed with Grant Thornton LLP (“Grant Thornton”), our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 2300T.

We have received and reviewed the written disclosures and the letter from Grant Thornton as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as amended, by the Independence Standards Board and have discussed with Grant Thornton its independence with respect to the Company.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

THE AUDIT COMMITTEE

Mark D. Kemp, Chairman Michael J. Myers Kenneth V. Spenser

NOMINATING AND GOVERNANCE COMMITTEE

The members of the Nominating and Governance Committee are Mr. Spenser (Chairman), Mr. Kemp, Mr. Myers, Mr. Strunk, and Mr. Thawley.  All members of the Committee meet the independence requirements of the NASDAQ Global Market.

The responsibilities of the Nominating and Governance Committee are to identify individuals qualified to serve as directors of the Company (“directors”) consistent with criteria developed by the Nominating and Governance Committee and approved by the Board.  The Nominating and Governance Committee recommends nominees for election as directors at the Company’s annual meetings of shareholders and where a vacancy is created due to death, resignation, retirement or removal of a director, or any other reason; develops and recommends to the Board corporate governance principles applicable to the Company; and oversees the evaluation of the Board and the Company by the directors.  The Company has adopted a Nominating and Governance Committee Charter, which is available on the Company’s website at www.interphase.com.

The Nominating and Governance Committee proposes, and the Board of Directors adopts, guidelines for identifying and evaluating director candidates.  Under those guidelines, the Nominating and Governance Committee shall consider a number of factors when identifying potential nominees, including: applicable requirements of law and of the NASDAQ Global Market (or such other exchange or market on which the Company’s common stock is listed or traded), independence from management, diversity, relevant business experience, good business judgment, specific expertise, strength of character, integrity and reputation, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal restraints, corporate governance background, financial and accounting background and education, executive compensation background, and other factors deemed appropriate in adding value to the composition of the existing Board and its size and structure.

The Nominating and Governance Committee does not have a formal policy with respect to Board nominee diversity.  In recommending proposed nominees to the full Board, the Nominating and Governance Committee is charged with building and maintaining a board that has an ideal mix of skills and experience to achieve the Company’s business objectives in the current environment.  In particular, the Nominating and Governance Committee is focused on relevant subject matter expertise, depth of knowledge in key areas that are important to the Company, and diversity of thought, background, perspective and experience so as to facilitate meaningful discussion and broad thinking on strategies and tactics used by the Company.

In all cases, directors should have expertise that will be useful to the Company, possess the highest personal and professional integrity and ethics, and be willing and able to devote the required time to properly serve the Company.

The Nominating and Governance Committee may use a variety of means to identify potential nominees, including recommendations from the Chairman, other directors or others associated with the Company or with the help of executive search firms (which receive a fee for their services).

The Nominating and Governance Committee will consider candidates for director suggested by shareholders applying the criteria for candidates described above and considering the additional information set forth below.

Shareholders wishing to suggest a candidate for director should write to the Company’s Secretary, Mr. Tipton, at the Company’s principal executive offices, and include:

•	as to each person whom the shareholder proposes to nominate for election or re-election as a director:

▪	the name, age, business address and residence of such person,

▪	the principal occupation or employment of such person,

▪	the number of shares of Common Stock which are beneficially owned by such person,

▪	information about each of the factors to be considered by the Nominating and Governance Committee listed above,

▪	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company,

▪	detailed information about any relationship or understanding between the shareholder proposing the candidate or any other shareholder and the candidate,

▪	a statement from the candidate that the candidate is willing to be considered and will serve as a director if nominated and elected, and

▪
any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 and any other applicable laws or rules or regulations of any governmental authority or of any national securities exchange or similar body overseeing any trading market on which shares of the Company are traded, and

•	as to the shareholder giving the notice:

▪	the name and record address of the shareholder, and

▪	the number of shares of Common Stock beneficially owned by the shareholder.

Any shareholder suggested candidates must be submitted in writing and received by the Company no later than December 5, 2013 to be considered for election at the 2014 annual meeting of shareholders.

COMPENSATION COMMITTEE

The members of the Compensation Committee are Mr. Myers (Chairman), Mr. Spenser, and Mr. Strunk.  All members of the Committee meet the independence requirements of the NASDAQ Global Market.

The Compensation Committee has overall responsibility for overseeing, evaluating and approving executive officer and director compensation plans, policies and programs and reviewing, and discussing with management, the Compensation Discussion and Analysis section of the Company’s annual proxy statement and preparing the Compensation Committee Report that is required by SEC rules to be included in the Company’s annual proxy statement.  The Compensation Committee Report is included herein on page 46.  A copy of the Compensation Committee’s written charter is available on the Company’s website at www.interphase.com.

EXECUTIVE OFFICERS

The current executive officers of the Company, their respective ages, positions held and tenure as officers are listed below:

Name	Age	Position(s) Held with the Company	Executive Officer of the Company Since

Gregory B. Kalush	56	Chairman of the Board, Chief Executive Officer and President	1998

Thomas N. Tipton, Jr.	38	Chief Financial Officer, Secretary, Vice President of Finance and Treasurer	2005

James W. Gragg	61	Vice President of Operations and Fulfillment	2004

Randall E. McComas	63	Vice President of Global Sales and Customer Support	2002

Yoram Solomon	48	Vice President of Corporate Strategy and Business Development	2008

Gregory B. Kalush joined the Company in February 1998 as Chief Financial Officer, Vice President of Finance and Treasurer. Mr. Kalush was appointed the Chief Executive Officer, President and Director of the Company in March 1999 and was elected Chairman of the Board in May 2000. Mr. Kalush is also the sole member of the New Employee and Retention Stock Award Committee of the Board. Prior to joining Interphase, Mr. Kalush was with DSC Communications Corporation from 1995 to 1998. While at DSC, he served as Vice President of Transmission Data Services, Vice President of Operations, International Access Products and Group Vice President of Finance, Transport Systems Group. Prior to DSC, Mr. Kalush was with IBM Corporation from 1978 to 1994. During that time his positions included Chief Financial Officer and Operations Executive for the Skill Dynamics Business Unit, Director of Finance, Planning and Administration for the Southwest Area, and Division Director of Finance and Operations for the Data Systems Division.

Thomas N. Tipton, Jr. joined the Company in January 2000 as Financial Planning and Analysis Manager.  In December 2000, Mr. Tipton became Corporate Controller and Director of Finance, a position he held until December 2005.  In August 2005, Mr. Tipton began serving as interim Chief Financial Officer, Vice President of Finance and Treasurer until December 2005, when Mr. Tipton was promoted to Chief Financial Officer, Vice President of Finance and Treasurer.  In July 2011, Mr. Tipton began serving as Secretary.  Prior to joining Interphase, Mr. Tipton served in various positions in the Assurance and Business Advisory practice of Arthur Andersen LLP.

James W. Gragg joined the Company in September 1998 as Manufacturing/Test Engineering Manager.  In 2000, Mr. Gragg became Director of Manufacturing and Operations, a position he held until November 2004 when he became Vice President of Operations and Fulfillment.  Prior to joining Interphase, Mr. Gragg held various technical leadership roles including Hardware Design Engineering Manager at Compaq Computer Corporation, Vice President of Engineering for MSD Systems and Test Engineering Manager for Mostek Corporation.  Mr. Gragg also had his own engineering consulting company, Emtech, Inc., for over 10 years.

Randall E. McComas joined the Company in February 2002 as Vice President of Global Sales and Marketing, a position he held until May 2005, when he became Vice President of Global Sales and Customer Support.  Prior to joining Interphase, Mr. McComas served as General Manager of Business Development, a position he held since 1998, for Scient, an enterprise organizational consulting firm.  In that position Mr. McComas was responsible for overseeing all industry business units and delivery units for Scient, including sales and marketing.  Prior to 1998, Mr. McComas was Vice President and General Manager of Telecommunications for Scient, managing the global telecom and utilities business units for that company.  Mr. McComas also spent 15 years at IBM Corporation, where he held various positions in the telecom and media industries, including Vice President of Telecommunications for IBM’s global telecom and media business, and Vice President of Marketing and Strategy, managing IBM’s worldwide telecom business, including the wireline and wireless carriers.

Yoram Solomon joined the Company in November 2008 as Vice President of Corporate Strategy and Business Development.  Prior to joining Interphase, Mr. Solomon spent the last six years at Texas Instruments (“TI”) serving in various capacities, including most recently as the Senior Director of Technology Strategy and Industry Relations for the Chief Technology Officer’s office, and Senior Director of Strategic Marketing, Industry & Standards.   Mr. Solomon held additional roles at TI, including Director, Strategic Business Development, and General Manager, Consumer Electronics Connectivity Business Unit. Prior to TI, Mr. Solomon served as Vice President and General Manager of PCTEL’s Advanced Communications Business Unit from 2000 to 2002, and senior level management positions at Voyager Technologies, Israel’s Ministry of Industry and Trade, and Electronic Line, Ltd.

Employment Agreement Summaries

Each executive officer has an employment agreement that defines the terms and conditions of his employment at the Company.  In each case, the employment agreement is supplemented by an indemnification agreement, as described under “Election of Directors – Limitation of Liability and Indemnification” above; and in some cases, the employment agreement may be supplemented by certain stock option agreements and/or restricted stock agreements.  In all cases, the summaries set forth below are qualified in their entirety by the terms of the employment agreements and such stock-compensation agreements.

Gregory B. Kalush. The Board of Directors approved Mr. Kalush’s current amended and restated employment agreement, effective December 30, 2008, pursuant to which the Company employs Mr. Kalush as its Chief Executive Officer and President, at a base salary of at least $325,000 per year plus an annual bonus opportunity based upon his annual bonus target established by the Compensation Committee.  His current base salary is $325,000 per year.  The employment agreement will continue for successive two-year terms, unless either Mr. Kalush or the Company gives notice to the other more than 30 days prior to the expiration of the then-current term that the agreement will not be renewed.

If the Company elects not to renew Mr. Kalush’s employment agreement or terminates Mr. Kalush for other than overt misconduct or death or disability, and subject to Mr. Kalush’s execution of a general release of claims, then Mr. Kalush will be entitled to receive (i) severance payments in the amount of three (3) years’ base salary, (ii) health coverage premiums for up to 18 months paid for Mr. Kalush and his dependents as long as they are qualified and eligible for COBRA coverage, and (iii) regarding vested stock options with an exercise price greater than the fair market value on the date of termination, an exercise period of equal to the shorter of three (3) years from the date of termination or the original expiration date of the option.  If Mr. Kalush becomes employed during the period he is eligible to receive post-employment payments, then payments made as a result of such employment shall reduce any remaining severance payments or other amounts or liability owed by the Company to Mr. Kalush.  Additionally, Mr. Kalush’s employment agreement permits the Company to terminate Mr. Kalush without further compensation for overt misconduct.  If the Company terminates Mr. Kalush’s employment agreement by reason of disability, and subject to Mr. Kalush’s execution of a general release of claims, then Mr. Kalush will be entitled to receive (i) compensation in the amount of two (2) years’ base salary, (ii) payment of two (2) years of his annual bonus calculated based on the greater of the prior fiscal year’s Executive Bonus Plan payment or 100% of the Executive’s Bonus Plan target for the year in which Mr. Kalush’s employment terminates, (iii) health coverage premiums for up to 18 months paid for Mr. Kalush and his dependents as long as they are qualified and eligible for COBRA coverage, and (iv) regarding vested stock options with an exercise price greater than the fair market value on the date of termination, an exercise period of equal to the shorter of three (3) years from the date of termination or the original expiration date of the option.  If Mr. Kalush dies, then Mr. Kalush’s estate will be entitled to (i) a $1.0 million death benefit payable to Mr. Kalush’s designated beneficiary under a life insurance policy with Company-paid premiums, and (ii) regarding vested stock options with an exercise price greater than the fair market value on the date of his death, an exercise period of equal to the shorter of three (3) years from the date of termination or the original expiration date of the option.

Mr. Kalush’s employment agreement provides for the non-disclosure of confidential information. Remedies for breach of this provision include damages, injunctive relief and specific performance.  The damages for use of any identified Confidential Trade Secret Information (defined therein) in violation of this provision shall be 100% of the gross amount of revenue derived or resulting from unauthorized use of such information.  Mr. Kalush’s employment agreement also provides for covenants not to compete and not to solicit employees during and for two years after employment.  Remedies for breach of these covenants include damages, injunctive relief and/or specific performance.  Damages for breach of these covenants shall be 100% of the gross amount of revenue derived or resulting from the breach.

Thomas N. Tipton, Jr. The Board of Directors approved Mr. Tipton’s current amended and restated employment agreement, effective March xx, 2013, pursuant to which the Company employs Mr. Tipton as its Chief Financial Officer and Vice President of Finance, at a base salary of at least $230,000 per year plus an annual bonus opportunity based upon his annual bonus target established by the Compensation Committee.  The employment agreement automatically renews for successive six month periods, unless either Mr. Tipton or the Company gives written notice to the other 30 days prior to the expiration of the then-current term that the agreement will not be renewed, or Mr. Tipton is terminated for cause.

Mr. Tipton’s employment agreement permits the Company to terminate the executive without further compensation for cause or on account of death or disability.  The Company also will not be obligated to pay any further compensation if Mr. Tipton elects not to renew.  If the Company terminates the executive without cause or elects not to renew, the executive will be entitled to receive (i) the balance of base salary due under the employment agreement for the balance of its term, and subject to the executive’s execution of a general release of claims, (ii) twelve (12) months’ severance pay at his then-current base salary, (iii) health coverage premiums for up to 18 months paid for Mr. Tipton and his dependents as long as they are qualified and eligible for COBRA coverage, and (iv) payment of his annual bonus calculated based on the greater of the prior fiscal year’s Executive Bonus Plan payment or 100% of the Executive’s Bonus Plan target for the year in which Mr. Tipton’s employment terminates.  Mr. Tipton’s employment agreement also includes covenants regarding confidentiality, non-competition and non-solicitation of employees; the non-competition and non-solicitation covenants apply during and for twelve months after employment.  Remedies for breach of these covenants include injunctive relief and arbitration.

James W. Gragg. The Board of Directors approved Mr. Gragg’s current amended and restated employment agreement, effective December 30, 2008, pursuant to which the Company employs Mr. Gragg, at a base salary of at least $175,000 per year plus an annual bonus opportunity based upon his annual bonus target established by the Compensation Committee. His current base salary is $182,000.  The employment agreement automatically renews for successive six month periods, unless either Mr. Gragg or the Company gives written notice to the other 30 days prior to the expiration of the then-current term that the agreement will not be renewed, or Mr. Gragg is terminated for cause.

Randall E. McComas. The Board of Directors approved Mr. McComas’ current amended and restated employment agreement, effective December 30, 2008, pursuant to which the Company employs Mr. McComas, at a base salary of at least $235,000 per year plus an annual bonus opportunity based upon his annual bonus target established by the Compensation Committee.  His current base salary is $240,000.  The employment agreement automatically renews for successive six month periods, unless either Mr. McComas or the Company gives written notice to the other 30 days prior to the expiration of the then-current term that the agreement will not be renewed, or Mr. McComas is terminated for cause.

Yoram Solomon. The Board of Directors approved Mr. Solomon’s current amended and restated employment agreement, effective December 30, 2008, pursuant to which the Company employs Mr. Solomon, at a base salary of at least $185,000 plus an annual bonus opportunity based upon his annual bonus target established by the Compensation Committee.  His current base salary is $185,000.  The employment agreement automatically renews for successive six month periods, unless either Mr. Solomon or the Company gives written notice to the other 30 days prior to the expiration of the then-current term that the agreement will not be renewed, or Mr. Solomon is terminated for cause.

The employment agreements for the executive officers described above (other than Mr. Kalush and Mr. Tipton) contain the following provisions: The employment agreement permits the Company to terminate the executive without further compensation for cause or on account of death or disability.  If the Company terminates the executive without cause or elects not to renew, the executive will be entitled to receive (i) the balance of base salary due under the employment agreement for the balance of its term, and subject to the executive’s execution of a general release of claims, (ii) six (6) months’ severance pay at his then-current base salary, and (iii) employee health coverage premiums paid for the period during which the executive officer is receiving remaining term payments and severance payments as long as the executive officer is qualified and eligible for COBRA coverage.  If the executive becomes employed during the period he is eligible to receive post-employment payments, then payments made as a result of such employment shall reduce any remaining severance payments or other amounts or liabilities owed by the Company to the executive.  These executive officers’ employment agreements also include covenants regarding confidentiality, non-competition and non-solicitation of employees; the non-competition and non-solicitation covenants apply during and for twelve months after employment.  Remedies for breach of these covenants include injunctive relief and arbitration.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Business Overview.  2012 marked another year of uncertainty and challenge in the global economic environment.  Our 2012 financial results reflect a general slowdown in telecommunications spending worldwide.  This slowdown, coupled with the shift in telecommunications subscriber growth toward emerging countries, where our customers have not been able to secure dominate market share, and the shift from circuit-switched network architectures toward packet-based IP network architectures resulted in a significant reduction in revenues from our telecommunications products.  However, throughout this period, as a result of our steady leadership, we succeeded in maintaining several key financial metrics and positioning Interphase for more favorable results in future periods. We were driven by our strategy to be a diversified information and communications technology company that is committed to innovation and delivering value to our shareholders. In particular:

•	We continued to carefully manage our balance sheet by maintaining a strong working capital position of $11.6 million and a current ratio of 6:1 at December 31, 2012.
•	We saw steady progress in our engineering design and manufacturing services. During 2012, revenues from these services increased approximately 31% and are expected to continue to grow in 2013.
•
We committed to a plan intended to improve the balance between our telecommunications product expenses with the reduced revenue levels of that product line.  This plan is expected to result in savings of approximately $1.0 million to $1.6 million in annualized operating costs.

•
We announced the debut of penveu, a new product targeted to the education and enterprise markets.  It is a new handheld device that adds interactivity to the installed base of projectors and large screen displays, making any flat surface an interactive display system.

Executive Compensation Overview.  We believe that we have the right executive team in place to deliver more favorable results in future periods, and we have designed our compensation programs to enable us to attract, motivate, retain and reward a team of talented leadership who will help ensure our future success.  We seek to accomplish this goal in a way that balances near-term results with long-term success.  To fulfill this mission, we have a pay-for-performance philosophy that forms the foundation for all decisions regarding compensation made by the Compensation Committee.

Our focus on pay-for-performance and corporate governance ensures alignment with the interests of shareholders as highlighted below:

•
As shown in the Summary Compensation Table, during 2012, approximately 46% of total compensation for our Chief Executive Officer, approximately 25% of total compensation for our Chief Financial Officer, and approximately 10% of total compensation for our other named executive officers was equity-based.

•
70% of long-term incentive compensation granted during 2012 to our Chief Executive Officer and Chief Financial Officer was in the form of performance-based stock options. 100% of long-term incentive compensation granted during 2012 to our other named executive officers was in the form of performance-based stock options.  The performance-based stock options only vest if certain revenue objectives are achieved.

•
The financial measures under the annual cash incentives for 2012 were directly related to the annual and long-term strategic business plans reviewed and approved by the Board of Directors.  Furthermore, other than a partial bonus payment to our Chief Financial Officer based on the achievement of a product line target, because minimum financial goals were not met, no payouts were made for 2012.

•
Other than a grant of 25,000 stock options for our Chief Financial Officer, all equity-based compensation related to the 2013 executive compensation plan, issued in December 2012, is subject to certain performance conditions related to the Company’s or, in certain situations, specific product revenue performance over the vesting period.

•
The financial measures under the annual cash incentives for 2013 are directly related to the annual long-term strategic business plans reviewed and approved by the Board of Directors.  The Compensation Committee retains full and complete discretion in making its final bonus determinations for a portion (approximately 33%) of this bonus pool.

•
Other than a life insurance premium of approximately $1,600 per year paid by the Company for the CEO, executives do not receive any benefit or perquisite which is different than the rest of our eligible employees, nor do they receive any benefit at a lower cost than the rest of our eligible employees.

•	We target total compensation within the median range of compensation of comparable executives at companies in the industry.
•
•	We validate our pay-for-performance philosophy on an annual basis.

Opportunity for Shareholder Feedback.  The Compensation Committee carefully considers feedback from our shareholders regarding our executive compensation programs. Shareholders are invited to express their views to the Compensation Committee as described under “Shareholder Communications” below in this proxy statement. In addition, the advisory vote on the compensation of the named executive officers provides shareholders with an opportunity to communicate their views on our executive compensation programs.

You should read this Compensation Discussion and Analysis in conjunction with the advisory vote that we are conducting on the compensation of the named executive officers.  This Compensation Discussion and Analysis, as well as the accompanying compensation tables, contain information that is relevant to your voting decision.

Objectives and Philosophy of Our Compensation Programs

Our executive compensation programs are designed to pay-for-performance, are driven by our business environment and are designed to enable us to achieve our strategic priorities and adhere to Company values.  Their objectives are to:

•	Attract, motivate, and retain a team of talented leadership who help ensure our future success;
•	Align executives’ interests with the interests of shareholders;
•	Reward success as a management team in supporting overall business objectives and in obtaining key financial metrics in a lean and flexible environment;
•
Provide a balance between short-term goals and long-term priorities to achieve immediate objectives while also focusing on increasing shareholder value over the long term and avoiding the encouragement of unnecessary or excessive risk-taking; and

•
Provide incentives that will stimulate executive behavior such as high performance, integrity, teamwork, and loyalty to achieve defined plan priorities, financial goals, and strategic objectives intended to provide shareholders with a superior rate of return.

Our compensation programs must be competitive with other programs for similarly placed executives at companies within the telecommunications and general technology industries.  Independent compensation consultants are periodically retained for advice and guidance in assessing whether our executive compensation programs are competitive.  Executive compensation programs impact all employees by setting general levels of compensation and by helping to create an environment of strategic priorities, incentives, and expectations.  Because we believe the performance of every employee is important to our success, we are mindful of the effect executive compensation and incentive programs have on all of our employees.

The guiding principles of our compensation programs are:

•	Enabling a high-performance organization;
•	Competitiveness in the marketplace in which we compete for talent;
•	Optimization of the cost to us and value to our executives;
•	Global consistency with business-driven flexibility; and
•	Conscientious and thoughtful decision-making and execution delivery.

To this end, we measure the success of our compensation programs by:

•	Overall business performance and executive engagement;
•	Ability to attract and retain key executive talent;
•	Costs and business risks that seek to optimize return within acceptable levels of risk; and
•	Executive understanding and perceptions that ensure program value equals or exceeds program cost.

All of our compensation and benefits for our executives described below have as a primary purpose the ability to attract, motivate, and retain highly talented individuals who will engage in the behaviors necessary to enable us to succeed in our mission while upholding our values in a highly competitive marketplace.  We believe that the performance of our executives, considered in light of general economic and industry conditions, our Company, and competitive conditions, should be another key basis for determining overall compensation and should not be based on the short-term performance of our Common Stock, whether favorable or unfavorable.  Beyond that, different elements are designed to engender different behaviors emphasizing the short-term performance and long-term health of the Company.  In particular, in determining total compensation, we stress a compensation philosophy that is performance driven with competitive base salaries, but high variability in incentives.  We believe that our total compensation is competitive with comparable positions at other companies in our industry.

Role and Authority of Compensation Committee

When establishing base salaries, annual cash incentives and long-term incentives for each of the executives, the Compensation Committee considers, among other things, the recommendations of the President and Chief Executive Officer, the executive’s role and contribution to the management team, responsibilities and performance during the past year and future anticipated contributions, corporate performance, and the amount of total compensation paid to executives in similar positions at comparable companies as provided periodically by an independent compensation firm.

The Compensation Committee generally sets the compensation of the executives at levels that are competitive with similarly situated technology companies.  When setting the compensation of each of the executives, the Compensation Committee considers all of the factors set forth above, but does not assign any specific weighting or apply any formula to these factors.  The Compensation Committee gives consideration to the recommendations of the President and Chief Executive Officer and may accept or adjust those recommendations.  The Compensation Committee makes the sole determination of the compensation of the President and Chief Executive Officer.

Pay Elements of Our Compensation Programs

To promote the objectives of our compensation programs, our compensation programs consist of the following principal elements:

Pay Element	What the Pay Element Rewards	Purpose of the Pay Element
Base Salary	•Core competence in the executive role relative to skills, experience and contributions to the Company	•To provide fixed compensation based on competitive market practice •To attract and retain executives over time
Annual Cash Incentives	•Contributions toward the Company’s achievement of specified performance metrics, and business plan priorities	•To provide focus on meeting business and financial targets that lead to our long-term success
Long-Term Incentives
Restricted Stock:
•Continued employment with the Company during a specified vesting period
Stock Options:
•Continued employment with the Company during a specified vesting period
Performance-based Restricted Stock and Performance-based Stock Options:
•Achievement by executives of key performance metrics for Company success
•Continued employment with the Company during a specified vesting period

•To attract and retain the best people for the Company
•To provide stock ownership to executives
•To increase the executives’ interest in the Company’s welfare
•To promote the success of the Company’s business
•To align executives’ and shareholder interests
•To provide challenging performance objectives and motivate executives to achieve long-term shareholder value

Change in Control and Termination Benefits	•Focused effort by our executives in the event of a rumored or actual fundamental corporate change	•To facilitate the Company’s ability to attract executives as the Company competes for talented employees; this protection is commonly offered
Retirement Benefits, Additional Benefits and Perquisites	•Tenure by executives •Assurance that benefits package is competitive to industry standards	•To facilitate the Company’s ability to attract executives as the Company competes for talented employees

The use of these programs enables us to reinforce our “pay for performance” philosophy, as well as strengthens our ability to attract and retain highly qualified executives.  We believe that this combination of programs provides an appropriate mix of fixed and variable pay, balances short-term operational performance with long-term shareholder value, and encourages executive recruitment and retention.  The components of our compensation programs are determined as follows:

Base Salary.  Base salaries are determined based on competitive market practice and our ability to attract, motivate, and retain executives.  Base salaries for our executive officers are reviewed on an annual basis, and adjusted where appropriate.  Salary ranges are established for each executive officer based on the marketplace data for that position and a salary is assigned to the executive based on individual performance, prior experience and contribution to the financial goals and strategic objectives of the Company.  During the fourth quarter of 2010, the Compensation Committee commissioned an independent compensation firm to conduct a comprehensive analysis of competitive companies. As a result of the firm’s findings, a comparison group of 16 companies (the “comparison group”) was selected from publicly traded U.S. companies classified under the Global Industry Classification Standard (“GICS”) as Communications Equipment, Computer Storage and Peripherals and Electronic Manufacturing Services. The 16 companies in the comparison group were Communications Systems, Ditech Networks, Endwave, Lantronix, Network Engines, PC Tel, Performance Technologies, Relm Wireless, Telkonet, Dataram, Qualstar, Socket Mobile, Viewcast.com, Entorian Technologies, Radisys, and RF Industries. Additionally, competitive comparisons were made against the following general industry surveys: 2010 Hewitt Total Compensation Measurement (“TCM”) survey, 2010 Towers Watson Compensation Data Bank Executive, 2010/2011 Towers Watson Top Management Compensation Calculator Survey, and 2010 Radford Executive survey.  Based on the 2010 analysis, the findings of the independent compensation firm and other factors, the Compensation Committee determined that there would be no adjustments to executive base salaries for 2011.  In determining fiscal year 2012 adjustments to base salary for our executives, the Compensation Committee considered the 2010 analysis and the financial performance of the Company.  The Compensation Committee determined that there would be no adjustments to executive base salaries for 2012.  The Compensation Committee did not commission a similar independent analysis in 2012.  Based on the 2010 analysis, the findings of the independent compensation firm and other factors, the Compensation Committee determined that there would be no adjustments to executive base salaries for 2013 at this time, with the exception of Mr. Tipton, who received a base salary adjustment in January 2013.

Annual Cash Incentives. Executive bonuses are intended to link executive compensation with the attainment of defined Company goals.  Each year during the annual planning process, the Compensation Committee, after consulting with management of the Company, establishes business and financial targets for the Company and, in all cases, individual executives.  Annual bonus targets are established based upon these business and financial targets.  For the Chief Executive Officer, Mr. Kalush, the 2012 bonus was based 70% on Company revenue targets and 30% on Company net profit targets.  For the named executive officer Mr. Tipton, 68% of the 2012 bonus was based on Company revenue and net profit targets and 32% was based on specific financial and business targets related to specific product lines for which Mr. Tipton was responsible.  For the named executive officer Mr. Gragg, 36% of the 2012 bonus was based on Company revenue and net profit targets and 64% was based on specific financial and business targets related to specific product lines for which Mr. Gragg was responsible.  For the named executive officer Mr. McComas, 75% of the 2012 bonus was based on Company revenue and net profit targets and 25% was based on specific financial and business targets related to specific product lines for which Mr. McComas was responsible.  For the named executive officer Mr. Solomon, 27% of the 2012 bonus was based on Company revenue and net profit targets and 73% was based on specific financial and business targets related to specific product lines for which Mr. Solomon was responsible.  The bonuses could have resulted in bonus payments in excess of 100% payout if the targets were exceeded.  The table below shows the percentage achievement and the resulting payout percentages based on Company revenue and net profit targets for the 2012 bonus plan.  The resulting payout percentages would also apply to the earned bonus based on product line targets.

For 2012, the Compensation Committee approved Company revenue and net profit targets at the 100% achievement levels that were higher than the actual Company revenue and net profits achieved in 2011.

Revenue Achievement %	Bonus Payout %	Net Profit Achievement %	Bonus Payout %
0.0 - 89.9	0.0	0.0 - 29.9	0.0
90.0 - 100.0	38.0 - 100.0	30.0 - 74.9	10.0 - 54.9
101.0 - 109.9	102.0 - 119.8	75.0 - 119.9	55.0 - 119.9
110.0 - 119.9	130.0 – 159.7	120.0 - 139.9	130.0 - 159.9
120.0 - 129.9	180.0 – 219.6	140.0 - 149.9	180.0 - 199.8
130.0+	250.0+	150.0+	250.0

The maximum bonus payout to all executive officers was capped at 300% of the total bonus pool. The sliding scale of target performance was used by the Compensation Committee in determining bonuses to be paid to the executive officers; however, the Compensation Committee retained full and complete discretion in making its final bonus determinations for a portion (approximately 29%) of the bonus pool. Although certain bonus targets were achieved by executive officers, the earned bonuses were not paid because the Company was not profitable for the year ended December 31, 2012. However, as shown in the Summary Compensation Table, a partial executive bonus was paid to Mr. Tipton based on the achievement of a product line target as well as in the discretion of the Compensation Committee. No other executive bonuses were paid under the 2012 annual executive bonus plan.

Long-Term Incentives.  The Compensation Committee approves equity grants under the 2004 Long-Term Stock Incentive Plan to provide additional incentives and align the executives’ long-term interests with those of the shareholders of the Company by tying a portion of executive compensation to the long-term performance of the Company’s stock price.  The Compensation Committee believes equity grants, more than base salary or annual cash incentives, closely align the long-term interests of executives with those of shareholders and assist in the retention of key executives.  This is the Company’s principal long-term incentive to executives.

The Compensation Committee determines equity to be granted to an executive with respect to restricted stock, performance-based restricted stock, stock options, or performance-based stock options based on the following principal elements, including, but not limited to:

•	President and Chief Executive Officer’s recommendation;
•	Relevant and validated external market data on executive compensation;
•	Management role and contribution to the management team;
•	Job responsibilities and past performance;
•	Future anticipated contributions;
•	Corporate performance;
•	Existing vested and unvested equity holdings; and
•	Compensation Committee discretion.

Determination of equity grant amounts is not made in accordance with a strict formula, but rather is based on objective data synthesized to competitive ranges and to internal policies and practices, including an overall review of both individual and corporate performance and the value of equity grants of comparable executives at comparable companies ascertained by independent executive compensation consultants hired by the Compensation Committee.  Equity grants may also be made to new executives upon commencement of employment and, on occasion, to executives in connection with a significant change in job responsibility, or at the discretion of the Compensation Committee.

Change in Control and Termination Benefits.  We provide change in control and termination benefits to our executives under certain conditions as provided for in their employment agreements.  These benefits are designed to facilitate the Company’s ability to attract and retain executives as the Company competes for talented employees in the marketplace where such benefits are commonly offered.  The benefits ease an executive’s transition due to an unexpected employment termination by the Company due to on-going changes in the Company’s employment needs.  In addition, the change in control provisions encourage executives to remain focused on the Company’s business in the event of a rumored or actual fundamental corporate change.

Retirement Benefits, Additional Benefits and Perquisites.  We provide standard employee benefit programs to our executives, including a 401(k) plan and other plans such as medical, dental and life insurance benefits, which are generally available to all employees.  We are very mindful of the total cost of benefits and the impact they have on all employees.  Therefore, with only one exception related to a life insurance premium of approximately $1,600 per year paid by the Company for the CEO, executives do not receive any benefit or perquisite which is different than the rest of our eligible employees, nor do they receive any benefit at a lower cost than the rest of our eligible employees.

Tax Deductibility Considerations

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Company is generally precluded from deducting compensation in excess of $1 million per year for any of its named executive officers unless the compensation is “performance-based” as defined in Section 162(m) and certain other requirements are satisfied.  The Compensation Committee generally intends to maintain the tax deductibility of compensation to the named executive officers, but it also intends to maintain the flexibility of paying amounts or making equity awards that are not deductible if consistent with the Compensation Committee’s other objectives and responsibility.

Summary Compensation Table

A summary compensation table is provided below and includes individual compensation information on the Chief Executive Officer, Chief Financial Officer and our three other most highly paid executive officers at the end of 2012, whom we refer to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)		Option Awards ($) (2)		All Other Compensation ($) (3)	Total ($)
Gregory B. Kalush	2012	325,000	-	-		281,523	(4)	6,834	613,357
Chairman of the	2011	325,000	50,000	52,920	(9)	134,000	(10)	9,160	571,080
Board, Chief Executive Officer and President	2010	325,000	-	-		120,000	(13)	8,848	453,848

Thomas N. Tipton, Jr.	2012	202,500	3,500	-		69,258	(5)	3,271	278,529
Chief Financial Officer,	2011	202,500	24,326	-		73,500	(11)	6,075	306,401
Secretary, Vice President of Finance and Treasurer	2010	202,500	10,000	-		36,900	(14)	6,094	255,494

Randall E. McComas	2012	240,000	-	-		25,289	(6)	3,877	269,166
Vice President of	2011	240,000	10,000	-		-		7,096	257,096
Global Sales and Customer Support	2010	240,000	-	-		1,960	(15)	7,096	249,056

Yoram Solomon	2012	185,000	-	-		17,508	(7)	2,988	205,496
Vice President of	2011	185,000	5,000	-		-	(12)	4,194	194,194
Corporate Strategy and Business Development	2010	185,000	-	-		55,650	(16)	4,194	244,844

James W. Gragg	2012	182,000	-	-		23,345	(8)	2,940	208,285
Vice President of	2011	182,000	5,000	-		-		5,460	192,460
Operations and Fulfillment	2010	182,000	-	-		19,400	(17)	5,460	206,860

(1)
All stock awards were in the form of restricted stock awards.  All shares of restricted stock are valued at the fair market value, which is the closing price of a share of Common Stock on the NASDAQ Global Market, on the date of grant.  Unless otherwise stated in the notes below, restricted stock awards vest over a four year period, while the named executive officer is employed by the Company, and do not have performance conditions tied to the award.  As described under “Summary of Termination and Change in Control Arrangements” below, restricted stock awards also vest upon certain changes in control of the Company.

(2)
All stock options are valued at the grant date fair value, based on the Black-Scholes option pricing model, and expire 10 years from the date of grant.  In accordance with SEC rules, the grant date fair value is calculated in accordance with the equity compensation accounting provisions of ASC Topic 718, “Compensation – Stock Compensation” (without regard to estimated forfeitures related to service-based vesting) and does not necessarily correspond to the actual value that will be realized by any named executive officer.  See Note 9 in the notes to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2012 for further discussion of the assumptions used to calculate the grant date fair value.  Stock option awards vest as described in the notes below while the named executive officer is employed by the Company and also vest upon certain changes in control of the Company as described under “Summary of Termination and Change in Control Arrangements” below.

(3)
“All other compensation” consists of matching payments by the Company pursuant to its 401(k) plan for all named executive officers and, with respect to Mr. Kalush, an additional amount of $1,560 for premium paid on a life insurance policy.  The Summary Compensation Table does not include the cost to the Company of benefits furnished to named executive officers, including premiums for life and health insurance, which are also generally available or provided to all other salaried employees of the Company.

(4)
In February 2012 Mr. Kalush received options to purchase 50,000 shares with an exercise price of $4.75 and a grant date fair value of $3.46 per share or $173,000.  The stock option award vested at one time on the first anniversary of the grant date.

In February 2012 Mr. Kalush received options to purchase 150,000 shares with an exercise price of $4.75 and a grant date fair value of $3.46 per share or $519,000.  This stock option award is subject to certain performance conditions related to the Company’s revenues for the years ended December 31, 2012, 2013, 2014, and 2015, the achievement of which would result in vesting of up to 37,500 options per year in February 2013, 2014, 2015, and 2016, respectively.  In 2012 not all of the performance conditions related to this stock option award were met.  As a result, of the 37,500 options eligible to vest in February 2013, 20,632 options were cancelled in February 2013 and 16,868 options vested in February 2013.  Therefore, of the first vesting tranche, only the 16,868 options that vested in February 2013 are included in the Summary Compensation Table.  Because the Company’s revenues in 2013, 2014, and 2015 and the future vesting of the options for shares based on those future revenues are uncertain, those options to purchase shares are not included in the Summary Compensation Table.

In May 2012 Mr. Kalush received options to purchase 12,000 shares for his service on the Board, consistent with other board members’ equity compensation, with an exercise price of $5.72 and a grant date fair value of $4.18 per share or $50,160.  The stock option award vests over a three year period in equal numbers of shares on each anniversary of the grant date.

In December 2012 Mr. Kalush received options to purchase 150,000 shares with an exercise price of $2.85 and a grant date fair value of $2.07 per share or $310,500.  This stock option award was part of the 2013 executive compensation plan approved by the Compensation Committee and is subject to certain performance conditions related to the Company’s revenues for the years ended December 31, 2013, 2014, 2015, and 2016, the achievement of which would result in vesting of up to 37,500 options per year in February 2014, 2015, 2016, and 2017, respectively.  Because the Company’s revenues for 2013, 2014, 2015, and 2016 and the future vesting of these options for shares based on those future revenues are uncertain, these options to purchase shares are not included in the Summary Compensation Table.

(5)
In February 2012 Mr. Tipton received options to purchase 45,000 shares with an exercise price of $4.75 and a grant date fair value of $3.46 per share or $155,700.  This stock option award is subject to certain performance conditions related to the Company’s revenues for the years ended December 31, 2012, 2013, 2014, and 2015, the achievement of which would result in vesting of up to 11,250 options per year in February 2013, 2014, 2015, and 2016, respectively.  In 2012 not all of the performance conditions related to this stock option award were met.  As a result, of the 11,250 options eligible to vest in February 2013, 6,190 options were cancelled in February 2013 and 5,060 options vested in February 2013.  Therefore, of the first vesting tranche, only the 5,060 options that vested in February 2013 are included in the Summary Compensation Table.  Because the Company’s revenues in 2013, 2014, and 2015 and the future vesting of the options for shares based on those future revenues are uncertain, those options to purchase shares are not included in the Summary Compensation Table.

In December 2012 Mr. Tipton received options to purchase 45,000 shares with an exercise price of $2.85 and a grant date fair value of $2.07 per share or $93,150.  This stock option award was part of the 2013 executive compensation plan approved by the Compensation Committee and is subject to certain performance conditions related to the Company’s revenues for the years ended December 31, 2013, 2014, 2015, and 2016, the achievement of which would result in vesting of up to 11,250 options per year in February 2014, 2015, 2016, and 2017, respectively.  Because the Company’s revenues for 2013, 2014, 2015, and 2016 and the future vesting of these options for shares based on those future revenues are uncertain, these options to purchase shares are not included in the Summary Compensation Table.

In December 2012 Mr. Tipton received options to purchase 25,000 shares with an exercise price of $2.85 and a grant date fair value of $2.07 per share or $51,750.  The stock option award vests at one time on the first anniversary of the grant date.

(6)
In February 2012 Mr. McComas received options to purchase 65,000 shares with an exercise price of $4.75 and a grant date fair value of $3.46 per share or $224,900.  This stock option award is subject to certain performance conditions related to the Company’s revenues for the years ended December 31, 2012, 2013, 2014, and 2015, the achievement of which would result in vesting of up to 16,250 options per year in February 2013, 2014, 2015, and 2016, respectively.  In 2012 not all of the performance conditions related to this stock option award were met.  As a result, of the 16,250 options eligible to vest in February 2013, 8,941 options were cancelled in February 2013 and 7,309 options vested in February 2013.  Therefore, of the first vesting tranche, only the 7,309 options that vested in February 2013 are included in the Summary Compensation Table.  Because the Company’s revenues in 2013, 2014, and 2015 and the future vesting of the options for shares based on those future revenues are uncertain, those options to purchase shares are not included in the Summary Compensation Table.

In December 2012 Mr. McComas received options to purchase 65,000 shares with an exercise price of $2.85 and a grant date fair value of $2.07 per share or $134,550.  This stock option award was part of the 2013 executive compensation plan approved by the Compensation Committee and is subject to certain performance conditions related to the Company’s revenues for the years ended December 31, 2013, 2014, 2015, and 2016, the achievement of which would result in vesting of up to 16,250 options per year in February 2014, 2015, 2016, and 2017, respectively.  Because the Company’s revenues for 2013, 2014, 2015, and 2016 and the future vesting of these options for shares based on those future revenues are uncertain, these options to purchase shares are not included in the Summary Compensation Table.

(7)
In February 2012 Mr. Solomon received options to purchase 45,000 shares with an exercise price of $4.75 and a grant date fair value of $3.46 per share or $155,700.  This stock option award is subject to certain performance conditions related to the Company’s revenues for the years ended December 31, 2012, 2013, 2014, and 2015, the achievement of which would result in vesting of up to 11,250 options per year in February 2013, 2014, 2015, and 2016, respectively.  In 2012 not all of the performance conditions related to this stock option award were met.  As a result, of the 11,250 options eligible to vest in February 2013, 6,190 options were cancelled in February 2013 and 5,060 options vested in February 2013.  Therefore, of the first vesting tranche, only the 5,060 options that vested in February 2013 are included in the Summary Compensation Table.  Because the Company’s revenues in 2013, 2014, and 2015 and the future vesting of the options for shares based on those future revenues are uncertain, those options to purchase shares are not included in the Summary Compensation Table.

In December 2012 Mr. Solomon received options to purchase 45,000 shares with an exercise price of $2.85 and a grant date fair value of $2.07 per share or $93,150.  This stock option award was part of the 2013 executive compensation plan approved by the Compensation Committee and is subject to certain performance conditions related to the Company’s revenues for the years ended December 31, 2013, 2014, 2015, and 2016, the achievement of which would result in vesting of up to 11,250 options per year in February 2014, 2015, 2016, and 2017, respectively.  Because the Company’s revenues for 2013, 2014, 2015, and 2016 and the future vesting of these options for shares based on those future revenues are uncertain, these options to purchase shares are not included in the Summary Compensation Table.

In December 2012 Mr. Solomon also received options to purchase 65,000 shares with an exercise price of $2.85 and a grant date fair value of $2.07 per share or $134,550.  This stock option award was part of the 2013 executive compensation plan approved by the Compensation Committee and is subject to certain performance conditions related to product revenue objectives for the year ended December 31, 2013, the achievement of which would result in vesting of up to 65,000 options in February 2014.  Because product revenues for 2013 and the future vesting of these options for shares based on those future revenues are uncertain, these options to purchase shares are not included in the Summary Compensation Table.

(8)
In February 2012 Mr. Gragg received options to purchase 60,000 shares with an exercise price of $4.75 and a grant date fair value of $3.46 per share or $207,600.  This stock option award is subject to certain performance conditions related to the Company’s revenues for the years ended December 31, 2012, 2013, 2014, and 2015, the achievement of which would result in vesting of up to 15,000 options per year in February 2013, 2014, 2015, and 2016, respectively.  In 2012 not all of the performance conditions related to this stock option award were met.  As a result, of the 15,000 options eligible to vest in February 2013, 8,253 options were cancelled in February 2013 and 6,747 options vested in February 2013.  Therefore, of the first vesting tranche, only the 6,747 options that vested in February 2013 are included in the Summary Compensation Table.  Because the Company’s revenues in 2013, 2014, and 2015 and the future vesting of the options for shares based on those future revenues are uncertain, those options to purchase shares are not included in the Summary Compensation Table.

In December 2012 Mr. Gragg received options to purchase 65,000 shares with an exercise price of $2.85 and a grant date fair value of $2.07 per share or $134,550.  This stock option award was part of the 2013 executive compensation plan approved by the Compensation Committee and is subject to certain performance conditions related to revenue objectives for the years ended December 31, 2013, 2014, 2015, and 2016, the achievement of which would result in vesting of up to 16,250 options per year in February 2014, 2015, 2016, and 2017, respectively.  Because the Company’s revenues for 2013, 2014, 2015, and 2016 and the future vesting of these options for shares based on those future revenues are uncertain, these options to purchase shares are not included in the Summary Compensation Table.

(9)
In May 2011 Mr. Kalush received 12,000 shares of restricted stock for his service on the Board, consistent with other board members’ equity compensation, with a grant date fair value of $4.41 per share.  The restricted stock award vests over a four year period in equal numbers of shares on each anniversary of the grant date.

(10)
In February 2011 Mr. Kalush received options to purchase 100,000 shares with an exercise price of $1.78 and a grant date fair value of $1.34 per share or $134,000.  The stock option award vests over a three year period in equal numbers of shares on each anniversary of the grant date.

(11)
In February 2011 Mr. Tipton received options to purchase 50,000 shares with an exercise price of $1.95 and a grant date fair value of $1.47 per share or $73,500.  The stock option award vests over a three year period in equal numbers of shares on each anniversary of the grant date.

(12)
In November 2011 Mr. Solomon received options to purchase 100,000 shares with an exercise price of $4.05 per share and a grant date fair value of $2.98 per share, or $298,000.  This stock option award is subject to certain performance conditions related to product revenue objectives for the years ended December 31, 2012, 2013, 2014, and 2015, the achievement of which would result in vesting of up to 25,000 options per year in February 2013, 2014, 2015, and 2016, respectively.  These options to purchase shares relate to future product revenues; therefore, are not included in the Summary Compensation Table.  The 25,000 stock option awards subject to certain performance conditions related to revenue objectives for the year ended December 31, 2012 were not satisfied and the options were cancelled in February 2013.

(13)
In July 2010 Mr. Kalush received options to purchase 100,000 shares with an exercise price of $1.65 and a grant date fair value of $1.20 per share, or $120,000.  The stock option award vests over a three year period in equal numbers of shares on each anniversary of the grant date.

(14)
In September 2010 Mr. Tipton received options to purchase 30,000 shares with an exercise price of $1.70 and a grant date fair value of $1.23 per share or $36,900.  The stock option award vests over a four year period in equal numbers of shares on each anniversary of the grant date.

(15)
In December 2010 Mr. McComas received options to purchase 7,000 shares with an exercise price of $1.36 per share and a grant date fair value of $0.98 per share, or $6,860.  This stock option award was subject to certain performance conditions related to revenue objectives for the year ended December 31, 2011, the achievement of which resulted in a February 2012 vesting of 2,000 shares.  The grant date fair value of the remaining 5,000 shares is not included in the Summary Compensation Table because the performance conditions were not satisfied and the options were cancelled in February 2012.

(16)
In September 2010 Mr. Solomon received options to purchase 30,000 shares with an exercise price of $1.70 per share and a grant date fair value of $1.23 per share, or $36,900.  Included in the Summary Compensation Table are stock option awards subject to certain performance conditions related to product revenue objectives for years ended December 31, 2013 and 2014 and scheduled to vest in February 2014 and 2015, respectively (regarding 7,500 shares each).  Within the same stock option award, but not included in the Summary Compensation Table, are stock option awards subject to certain performance conditions related to product revenue objectives for the year ended December 31, 2012, which were not satisfied and thus the options for 7,500 shares were cancelled in February 2013. Within the same stock option award, but not included in the Summary Compensation Table, are stock option awards subject to certain performance conditions related to non-financial objectives, which were not satisfied and thus the options for 7,500 shares were cancelled in February 2012.  Within the same stock option award, but not included in the Summary Compensation Table, are options to purchase an additional 70,000 shares related to the achievement of performance conditions over and above the target amounts included in the Summary Compensation Table.  Of these 70,000 shares, certain performance conditions related to 3,175 of the shares were not satisfied and thus those options were cancelled in February 2012.  Of these 70,000 shares, certain performance conditions related to 18,425 of the shares were not satisfied and thus those options were cancelled in February 2013.

Also included in the Summary Compensation Table, in October 2010 Mr. Solomon received options to purchase 30,000 shares with an exercise price of $1.72 per share and a grant date fair value of $1.24 per share, or $37,200.  The stock option award vests over a four year period in equal numbers of shares on each anniversary of the grant date.

(17)
Included in the Summary Compensation Table, in December 2010 Mr. Gragg received options to purchase 20,000 shares with an exercise price of $1.36 per share and a grant date fair value of $0.97 per share, or $19,400.  The stock option award vests over a four year period in equal numbers of shares on each anniversary of the grant date.

Not included in the Summary Compensation Table, in December 2010 Mr. Gragg also received options to purchase 7,000 shares with an exercise price of $1.36 per share and a grant date fair value of $1.23 per share, or $8,610.  The stock option award was subject to certain performance conditions related to revenue objectives for the year ended December 31, 2011.  The performance conditions were not satisfied and the options were cancelled in February 2012.

Chief Executive Officer Realized Compensation

The calculation of total compensation, as shown in the Summary Compensation Table above, includes several items that are driven by accounting assumptions and which are not necessarily reflective of the compensation actually realized by the named executive officers in a particular year.  In particular the total compensation listed in the Summary Compensation Table for our Chief Executive Officer is significantly different than the compensation actually realized in 2012.  To supplement that SEC-required disclosure, we are including in the table below, the compensation actually realized by our Chief Executive Officer, as reported on his Form W-2 for each of the calendar years shown on the Summary Compensation Table.  These amounts differ from the amounts reported as total compensation in the Summary Compensation Table required under SEC rules and are not a substitute for the amounts reported in the Summary Compensation Table.

The primary difference between this supplemental table and the Summary Compensation Table is the method used to value stock options and stock awards.  In general, realized compensation excludes the aggregate grant date fair value of equity awards (as reflected in the Stock Awards and Option Awards columns), but includes the value realized from the vesting of restricted stock units and exercise of stock options.  Specifically, realized compensation reflects any bonus paid, restricted stock units vested or stock options exercised in the year shown, whereas total compensation under SEC rules require that the grant date fair value of stock options and stock awards be reported in the Summary Compensation Table for the year in which they were granted and bonus payments in the year earned.  As a result, a significant portion of the total compensation amounts reported in the Summary Compensation Table relates to stock options and stock awards that have not vested and for which the value is therefore uncertain (and which may ultimately have no value at all).

Name and Principal Position	Year	Realized Compensation ($)
Gregory B. Kalush	2012	420,948
Chairman of the Board, Chief Executive Officer	2011	350,584
and President	2010	342,127

2012 Grants of Plan-Based Awards Table

The following table sets forth information on grants of plan-based awards in 2012 to the named executive officers.

		Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)		Units (#)	Options (#)	Awards ($)	($) (12)
Gregory B. Kalush	2/14/12	-	-	-		-	50,000	4.75	173,000
	2/14/12	1	55,369	150,000	(1)	-	-	4.75	191,577
	5/2/12	-	-	-		-	12,000	5.72	50,160
	12/12/12	1	60,928	150,000	(2)	-	-	2.85	210,811

Thomas N. Tipton, Jr.	2/14/12	1	16,609	45,000	(3)	-	-	4.75	57,467
	12/12/12	1	18,276	45,000	(4)	-	-	2.85	63,235
	12/12/12	-	-	-		-	25,000	2.85	51,750

Randall E. McComas	2/14/12	1	23,992	65,000	(5)	-	-	4.75	83,012
	12/12/12	1	26,401	65,000	(6)	-	-	2.85	91,347

Yorom Solomon	2/14/12	1	16,609	45,000	(7)	-	-	4.75	57,467
	12/12/12	1	18,276	45,000	(8)	-	-	2.85	63,235
	12/12/12	-	-	65,000	(9)	-	-	2.85	134,550

James W. Gragg	2/14/12	1	22,147	60,000	(10)	-	-	4.75	76,629
	12/12/12	1	26,401	65,000	(11)	-	-	2.85	91,347

(1)
Relates to stock options granted, subject to forfeiture, under the 2004 Long-Term Stock Incentive Plan.  This stock option award is subject to certain performance conditions related to revenue objectives for the years ended December 31, 2012, 2013, 2014, and 2015, the achievement of which would result in pro rata vesting of up to 37,500 options per year in February 2013, 2014, 2015, and 2016, respectively.  A target is not specified in the stock option agreement; therefore, in accordance with SEC rules, a representative amount based on the previous year’s fiscal performance is stated in the table.  In accordance with SEC rules, the grant date fair value of stock and options awards is computed based on the target amount.  See note (4) of the Summary Compensation Table for more information.

(2)
Relates to stock options granted, subject to forfeiture, under the 2004 Long-Term Stock Incentive Plan.  This stock option award is subject to certain performance conditions related to revenue objectives for the years ended December 31, 2013, 2014, 2015, and 2016, the achievement of which would result in pro rata vesting of up to 37,500 options per year in February 2014, 2015, 2016, and 2017, respectively.  A target is not specified in the stock option agreement; therefore, in accordance with SEC rules, a representative amount based on the previous year’s fiscal performance is stated in the table.  In accordance with SEC rules, the grant date fair value of stock and options awards is computed based on the target amount.  See note (4) of the Summary Compensation Table for more information.

(3)
Relates to stock options granted, subject to forfeiture, under the 2004 Long-Term Stock Incentive Plan.  This stock option award is subject to certain performance conditions related to revenue objectives for the years ended December 31, 2012, 2013, 2014, and 2015, the achievement of which would result in pro rata vesting of up to 11,250 options per year in February 2013, 2014, 2015, and 2016, respectively.  A target is not specified in the stock option agreement; therefore, in accordance with SEC rules, a representative amount based on the previous year’s fiscal performance is stated in the table.  In accordance with SEC rules, the grant date fair value of stock and options awards is computed based on the target amount.  See note (5) of the Summary Compensation Table for more information.

(4)
Relates to stock options granted, subject to forfeiture, under the 2004 Long-Term Stock Incentive Plan.  This stock option award is subject to certain performance conditions related to revenue objectives for the years ended December 31, 2013, 2014, 2015, and 2016, the achievement of which would result in pro rata vesting of up to 11,250 options per year in February 2014, 2015, 2016, and 2017, respectively.  A target is not specified in the stock option agreement; therefore, in accordance with SEC rules, a representative amount based on the previous year’s fiscal performance is stated in the table.  In accordance with SEC rules, the grant date fair value of stock and options awards is computed based on the target amount.  See note (5) of the Summary Compensation Table for more information.

(5)
Relates to stock options granted, subject to forfeiture, under the 2004 Long-Term Stock Incentive Plan.  This stock option award is subject to certain performance conditions related to revenue objectives for the years ended December 31, 2012, 2013, 2014, and 2015, the achievement of which would result in pro rata vesting of up to 16,250 options per year in February 2013, 2014, 2015, and 2016, respectively.  A target is not specified in the stock option agreement; therefore, in accordance with SEC rules, a representative amount based on the previous year’s fiscal performance is stated in the table.  In accordance with SEC rules, the grant date fair value of stock and options awards is computed based on the target amount.  See note (6) of the Summary Compensation Table for more information.

(6)
Relates to stock options granted, subject to forfeiture, under the 2004 Long-Term Stock Incentive Plan.  This stock option award is subject to certain performance conditions related to revenue objectives for the years ended December 31, 2013, 2014, 2015, and 2016, the achievement of which would result in pro rata vesting of up to 16,250 options per year in February 2014, 2015, 2016, and 2017, respectively.  A target is not specified in the stock option agreement; therefore, in accordance with SEC rules, a representative amount based on the previous year’s fiscal performance is stated in the table.  In accordance with SEC rules, the grant date fair value of stock and options awards is computed based on the target amount.  See note (6) of the Summary Compensation Table for more information.

(7)
Relates to stock options granted, subject to forfeiture, under the 2004 Long-Term Stock Incentive Plan.  This stock option award is subject to certain performance conditions related to revenue objectives for the years ended December 31, 2012, 2013, 2014, and 2015, the achievement of which would result in pro rata vesting of up to 11,250 options per year in February 2013, 2014, 2015, and 2016, respectively.  A target is not specified in the stock option agreement; therefore, in accordance with SEC rules, a representative amount based on the previous year’s fiscal performance is stated in the table.  In accordance with SEC rules, the grant date fair value of stock and options awards is computed based on the target amount.  See note (7) of the Summary Compensation Table for more information.

(8)
Relates to stock options granted, subject to forfeiture, under the 2004 Long-Term Stock Incentive Plan.  This stock option award is subject to certain performance conditions related to revenue objectives for the years ended December 31, 2013, 2014, 2015, and 2016, the achievement of which would result in pro rata vesting of up to 11,250 options per year in February 2014, 2015, 2016, and 2017, respectively.  A target is not specified in the stock option agreement; therefore, in accordance with SEC rules, a representative amount based on the previous year’s fiscal performance is stated in the table.  In accordance with SEC rules, the grant date fair value of stock and options awards is computed based on the target amount.  See note (7) of the Summary Compensation Table for more information.

(9)
Relates to stock options granted, subject to forfeiture, under the 2004 Long-Term Stock Incentive Plan.  This stock option award is subject to certain performance conditions related to revenue objectives for the year ended December 31, 2013, the achievement of which would result in pro rata vesting of up to 65,000 options in February 2014.  Neither a threshold nor a target is specified in the stock option agreement, and there are no comparable revenues in the previous year on which to calculate and state a representative amount as the target.  See note (7) of the Summary Compensation Table for more information.

(10)
Relates to stock options granted, subject to forfeiture, under the 2004 Long-Term Stock Incentive Plan.  This stock option award is subject to certain performance conditions related to revenue objectives for the years ended December 31, 2012, 2013, 2014, and 2015, the achievement of which would result in pro rata vesting of up to 15,000 options per year in February 2013, 2014, 2015, and 2016, respectively.  A target is not specified in the stock option agreement; therefore, in accordance with SEC rules, a representative amount based on the previous year’s fiscal performance is stated in the table.  In accordance with SEC rules, the grant date fair value of stock and options awards is computed based on the target amount.  See note (8) of the Summary Compensation Table for more information.

(11)
Relates to stock options granted, subject to forfeiture, under the 2004 Long-Term Stock Incentive Plan.  This stock option award is subject to certain performance conditions related to revenue objectives for the years ended December 31, 2013, 2014, 2015, and 2016, the achievement of which would result in pro rata vesting of up to 16,250 options per year in February 2014, 2015, 2016, and 2017, respectively A target is not specified in the stock option agreement; therefore, in accordance with SEC rules, a representative amount based on the previous year’s fiscal performance is stated in the table.  In accordance with SEC rules, the grant date fair value of stock and options awards is computed based on the target amount.  See note (8) of the Summary Compensation Table for more information.

(12)
These amounts reflect the grant date fair value of such award computed in accordance with FASB ASC Topic 718 and do not reflect the actual amounts earned.  For additional information, see Note 9 in the notes to our consolidated financial statements in the Form 10-K for the year ended December 31, 2012.

Narrative to Summary Compensation Table and 2012 Grants of Plan-Based Awards Table

See “Compensation Discussion and Analysis” above as well as “Executive Officers – Employment Agreement Summaries” above and “Summary of Termination and Change in Control Arrangements” below for a complete description of compensation elements pursuant to which the amounts listed under the Summary Compensation Table and 2012 Grants of Plan-Based Awards Table were paid or awarded and the criteria for such payment, including targets for payments of annual incentives, as well as performance criteria on which such payments were based.

Outstanding Equity Awards at Year-End Table

The following table sets forth information as of December 31, 2012 regarding outstanding equity-based awards, including the potential dollar amounts realizable with respect to each award.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options: Exercisable (#)	Number of Securities Underlying Unexercised Options: Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Gregory B. Kalush	-	-	-		-		24,998	64,745
	-	-	-		-		9,000	23,310
	-	-	150,000		2.85	12/12/2022	-	-
	-	12,000	-		5.72	5/2/2022	-	-
	-	-	150,000	(2)	4.75	2/14/2022	-	-
	-	50,000	-		4.75	2/14/2022	-	-
	33,333	66,667	-		1.78	2/8/2021	-	-
	66,666	33,334	-		1.65	7/22/2020	-	-
	5,000	-	-		8.50	5/5/2014	-	-
	50,000	-	-		11.45	3/16/2014	-	-
	50,000	-	-		5.88	6/5/2013	-	-
	10,000	-	-		5.61	5/7/2013	-	-

Thomas N. Tipton, Jr.	-	-	-		-		6,248	16,182
	-	25,000	-		2.85	12/12/2022	-	-
	-	-	45,000		2.85	12/12/2022	-	-
	-	-	45,000	(3)	4.75	2/14/2022	-	-
	16,666	33,334	-		1.95	2/9/2021	-	-
	15,000	15,000	-		1.70	9/14/2020	-	-
	3,500	-	-		5.88	6/5/2013	-	-

Randall E. McComas	-	-	-		-		6,248	16,182
	-	-	65,000		2.85	12/12/2022	-	-
	-	-	65,000	(4)	4.75	2/14/2022	-	-
	2,000	-	-		1.36	12/9/2020	-	-
	50,000	-	-		11.45	3/16/2014	-	-
	50,000	-	-		5.88	6/5/2013	-	-

Yorom Solomon	-	-	-		-		4,999	12,947
	-	-	65,000		2.85	12/12/2022	-	-
	-	-	45,000		2.85	12/12/2022	-	-
	-	-	45,000	(5)	4.75	2/14/2022	-	-
	-	-	100,000	(6)	4.05	11/3/2021	-	-
	15,000	15,000	-		1.72	10/6/2020	-	-
	-	-	89,325	(7)	1.70	9/14/2020	-	-

James W. Gragg	-	-	-		-		4,999	12,947
	-	-	65,000		2.85	12/12/2022	-	-
	-	-	60,000	(8)	4.75	2/14/2022	-	-
	10,000	10,000	-		1.36	12/9/2020	-	-
	10,000	-	-		7.20	11/1/2014	-	-
	15,000	-	-		11.45	3/16/2014	-	-
	15,000	-	-		5.88	6/5/2013	-	-

(1)
Shares of restricted stock awarded were valued at the fair market value of Common Stock, which is the closing price of a share of Common Stock on the NASDAQ Global Market, on December 31, 2012 ($2.59).

(2)
A portion of this stock option award was conditional based on a performance criterion in 2012; if the criterion was achieved, vesting would occur immediately.  The performance criterion to exercise the option for 20,632 shares was not achieved; therefore, the option for those shares was cancelled in February 2013.

(3)
A portion of this stock option award was conditional based on a performance criterion in 2012; if the criterion was achieved, vesting would occur immediately.  The performance criterion to exercise the option for 6,190 shares was not achieved; therefore, the option for those shares was cancelled in February 2013.

(4)
A portion of this stock option award was conditional based on a performance criterion in 2012; if the criterion was achieved, vesting would occur immediately.  The performance criterion to exercise the option for 8,941 shares was not achieved; therefore, the option for those shares was cancelled in February 2013.

(5)
A portion of this stock option award was conditional based on a performance criterion in 2012; if the criterion was achieved, vesting would occur immediately.  The performance criterion to exercise the option for 6,190 shares was not achieved; therefore, the option for those shares was cancelled in February 2013.

(6)
A portion of this stock option award was conditional based on a performance criterion in 2012; if the criterion was achieved, vesting would occur immediately.  The performance criterion to exercise the option for 25,000 shares was not achieved; therefore, the option for those shares was cancelled in February 2013.

(7)
A portion of this stock option award was conditional based on a performance criterion in 2012; if the criterion was achieved, vesting would occur immediately.  The performance criterion to exercise the option for 25,925 shares was not achieved; therefore, the option for those shares was cancelled in February 2013.

(8)
A portion of this stock option award was conditional based on a performance criterion in 2012; if the criterion was achieved, vesting would occur immediately.  The performance criterion to exercise the option for 8,253 shares was not achieved; therefore, the option for those shares was cancelled in February 2013.

Option Exercises and Stock Vesting Table

The following table sets forth the dollar amounts realized pursuant to the vesting or exercise of equity-based awards during 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Gregory B. Kalush	10,000	19,000	14,250	70,899

Thomas N. Tipton, Jr.	-	-	2,834	13,537

Randall E. McComas	91,540	9,754	2,684	12,826

Yorom Solomon	-	-	6,667	19,185

James W. Gragg	-	-	2,267	10,829

Pension Benefits and Non-Qualified Defined Contribution Plans

None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans or non-qualified defined contribution plans sponsored by us. The Compensation Committee, which is composed solely of “outside directors” as defined for purposes of Section 162(m) of the Code, may elect to adopt qualified or non-qualified defined benefit or non-qualified defined contribution plans if the Compensation Committee determines that doing so is in our best interests.

Summary of Termination and Change in Control Arrangements

The following summaries set forth potential payments payable to our named executive officers upon termination of employment or a change in control of the Company under their current employment agreements, certain current stock option agreements and/or restricted stock agreements, and our other compensation programs.  The descriptions set forth below are summaries of the terms of the respective employment agreements and/or other agreements and are qualified by reference to the provisions of such agreements.

Gregory B. Kalush.    Mr. Kalush’s employment agreement provides for the following termination and severance arrangements:

•
Resignation by the Executive:  If Mr. Kalush resigns or elects not to renew his employment agreement, he is entitled to exercise vested stock options for a period of 90 days following his resignation as an employee of the Company.  Stock options granted for his service as a director of the Company are independent of his stock options granted for his service as an employee of the Company.  Therefore, Mr. Kalush is entitled to exercise vested stock options granted from his service on the Board for a period of ten years from the grant date of such options in a manner consistent with other directors.

•
Termination due to Non-Renewal of Employment Agreement or Termination for other than Overt Misconduct.  The Company or Mr. Kalush can terminate the employment relationship by electing not to renew the employment agreement and giving the other party at least thirty (30) days’ written notice prior to the expiration of the then-current term.  If Mr. Kalush elects not to renew his employment agreement, it is treated as a resignation and handled as stated above under “Resignation by the Executive.”  If the Company elects not to renew Mr. Kalush’s employment agreement, or terminates Mr. Kalush for other than overt misconduct (or death or disability), then Mr. Kalush will be entitled exclusively to the following termination payments and benefits:

1.
Severance Payments. Subject to Mr. Kalush’s execution of a general release of claims and covenant not to sue, Mr. Kalush shall receive severance payments in the amount of three (3) years’ base salary, payable in bi-weekly installments at the current base salary rate at the time.  Severance payments will be reduced by any compensation Mr. Kalush receives from other employment during the three (3) year severance period.  In addition, if Mr. Kalush is eligible for severance payments and has executed a general release of claims, and provided Mr. Kalush and his beneficiaries are eligible for COBRA coverage, the Company will pay the premium cost for COBRA coverage for Mr. Kalush and his eligible beneficiaries for the 18-month period following termination of employment.

2.
Extended Post-employment Exercise Period; Incentive Stock Option Conversion to Non-Qualified Stock Options with Extended Exercise Period.  The exercise period of Mr. Kalush’s vested stock options that are outstanding on the date of his termination of employment (including because of non-renewal of his employment agreement at the Company’s election), but specifically excluding any stock options granted to Mr. Kalush as a director, shall be extended until the earlier of (A) three (3) years from termination or (B) the latest date upon which the stock option would have expired by its original terms under any circumstances, but not later than the 10th anniversary of the original grant date of the stock option; provided that for each of Mr. Kalush’s vested stock options, if on the date of termination of employment, the exercise price of the vested stock option is greater than the fair market value of the underlying shares of Common Stock on such date, such vested stock option shall be cancelled (in lieu of the extension of exercise period described above) and the Company will grant to Mr. Kalush a new nonqualified stock option under substantially similar terms and conditions as the cancelled option and with respect to the same number of vested shares at the same exercise price but exercisable for a term of the earlier of three (3) years from the date of termination or the original expiration date of the option.

If Mr. Kalush’s employment is terminated for any reason by the Company (including the Company electing not to renew his agreement), other than because of his overt misconduct, he would also be entitled to reimbursement for any reasonable outplacement consulting fees and expenses up to a maximum of 15% of his then-current base salary.

•	Termination due to Disability. In the event Mr. Kalush’s employment is terminated due to disability, Mr. Kalush will be entitled to the following:

1.
Severance Payments. Subject to Mr. Kalush’s execution of a general release of claims and covenant not to sue, Mr. Kalush will be paid severance payments in the amount of two (2) years’ base salary, payable in bi-weekly installments over a twenty-four (24) month period at the current base salary rate at the time of Mr. Kalush’s termination due to disability.  In addition, if Mr. Kalush is eligible for severance payments and has executed a general release of claims, and provided Mr. Kalush is eligible for COBRA coverage, the Company will pay the premium cost for COBRA coverage for Mr. Kalush and his eligible beneficiaries for the 18-month period following termination of employment.

2.
Bonus Payment.  Subject to Mr. Kalush’s execution of a general release of claims and covenant not to sue, Mr. Kalush will receive payment of two (2) years of his annual bonus based on the Company’s Executive Bonus Plan payable in bi-weekly installments over a twenty-four (24) month period following Mr. Kalush’s termination due to disability.  The bonus payment will be based on the greater of the prior fiscal year’s Executive Bonus Plan payment to him or 100% of Mr. Kalush’s Executive Bonus Plan target for the year in which his employment terminates due to disability.

3.
Extended Post-employment Exercise Period; Incentive Stock Option Conversion to Non-Qualified Stock Options with Extended Exercise Period.  The exercise period of Mr. Kalush’s vested stock options that are outstanding on the date of his termination of employment, but specifically excluding any stock options granted to Mr. Kalush as a director, shall be extended until the earlier of (A) three (3) years from termination or (B) the latest date upon which the stock option would have expired by its original terms under any circumstances, but not later than the 10th anniversary of the original grant date of the stock option; provided that for each of Mr. Kalush’s vested stock options, if on the date of termination of employment, the exercise price of the vested stock option is greater than the fair market value of the underlying shares of Common Stock on such date, such vested stock option shall be cancelled (in lieu of the extension of exercise period described above) and the Company will grant to Mr. Kalush a new nonqualified stock option under substantially similar terms and conditions as the cancelled option and with respect to the same number of vested shares at the same exercise price but exercisable for a term of the earlier of three (3) years from the date of termination or the original expiration date of the option.

•	Termination due to Death. In the event Mr. Kalush’s employment is terminated due to death, Mr. Kalush’s estate will be entitled to the following:

1.	Life Insurance Policy. Mr. Kalush’s estate will be entitled to a $1.0 million death benefit payable to Mr. Kalush’s designated beneficiary under a life insurance policy with Company-paid premiums.

2.
Extended Post-employment Exercise Period; Incentive Stock Option Conversion to Non-Qualified Stock Options with Extended Exercise Period.  The exercise period of Mr. Kalush’s vested stock options that are outstanding on the date of his death, but specifically excluding any stock options granted to Mr. Kalush as a director, shall be extended until the earlier of (A) three (3) years from termination due to death or (B) the latest date upon which the stock option would have expired by its original terms under any circumstances, but not later than the 10th anniversary of the original grant date of the stock option; provided that for each of Mr. Kalush’s vested stock options, if on the date of termination of employment due to death, the exercise price of the vested stock option is greater than the fair market value of the underlying shares of Common Stock on such date, such vested stock option shall be cancelled (in lieu of the extension of exercise period described above) and the Company will grant to Mr. Kalush’s estate a new nonqualified stock option under substantially similar terms and conditions as the cancelled option and with respect to the same number of vested shares at the same exercise price but exercisable for a term of the earlier of three (3) years from the date of termination due to death or the original expiration date of the option.

If a change in control occurs, Mr. Kalush is entitled to receive the following:

•
Acquisition of Shares by One Investor or Group. If during the term of Mr. Kalush’s agreement, one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of shares of Common Stock possessing 30% or more of the total voting power of the stock of the Company and such acquisition constitutes a “change in the effective control of a corporation” for purposes of Section 409A of the Code, then Mr. Kalush shall not be entitled to receive any severance or other pay provided for above, but Mr. Kalush shall instead be entitled to receive all of the following:

1.	A lump sum payment in the amount of two (2) years’ base salary at the current base salary amount, payable within thirty (30) days of the acquisition.

2.
A lump sum payment, payable within thirty (30) days of the acquisition, equal to two (2) years’ of Mr. Kalush’s annual bonus based on the Company’s Executive Bonus Plan.  The bonus amount will be the greater of the prior fiscal year’s executive bonus payment to him or 100% of Mr. Kalush’s target bonus for the year in which the acquisition occurs.

3.
The vesting of all of Mr. Kalush’s outstanding stock options shall be accelerated on the date of the acquisition and the exercise period of Mr. Kalush’s vested stock options that are outstanding on the date of the acquisition and were granted to him as a result of his employment, but specifically excluding any stock options granted to Mr. Kalush as a director, shall be extended until the earlier of (A) three (3) years from termination or (B) the latest date upon which the stock option would have expired by its original terms under any circumstances, but not later than the 10th anniversary of the original grant date of the stock option; provided that for each of Mr. Kalush’s vested stock options, if on the date of termination of employment, the exercise price of the vested stock option is greater than the fair market value of the underlying shares of Common Stock on such date, such vested stock option shall be cancelled (in lieu of the extension of exercise period described above) and the Company will grant to Mr. Kalush a new nonqualified stock option under substantially similar terms and conditions as the cancelled option and with respect to the same number of vested shares at the same exercise price but exercisable for the earlier of three (3) years from the date of termination or the original expiration date of the option.

4.
If at any time during the term of one of Mr. Kalush’s Restricted Stock Agreements an acquisition occurs whereby one investor accumulates 20% or more of the outstanding shares of Common Stock, then, effective on the date of such acquisition, all of Mr. Kalush’s unvested shares of restricted stock will be released from the forfeiture restrictions and become fully vested.

•
Gross Up Payment.  If Mr. Kalush incurs the excise tax imposed by Section 4999 of the Code on “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code as the result of the receipt of any payments under his agreement, then he is entitled to receive a gross up payment such that the net amount retained by Mr. Kalush is equal to the amount of payments that Mr. Kalush is entitled to receive under his employment agreement.

Thomas N. Tipton, Jr.  Mr. Tipton’s employment agreement, amended and restated effective March xx, 2013, provides that in the event the Company elects not to renew the executive’s agreement and has provided thirty (30) days’ written notice of its intention not to renew his agreement, or if Mr. Tipton’s employment is terminated by the Company during the term of his agreement without cause, he shall be entitled to receive (i) the balance of base salary due under the employment agreement for the balance of its term, and subject to the executive’s execution of a general release of claims, (ii) twelve (12) months’ severance pay at his then-current base salary, (iii) health coverage premiums for up to 18 months paid for Mr. Tipton and his dependents as long as they are qualified and eligible for COBRA coverage, and (iv) payment of his annual bonus calculated based on the greater of the prior fiscal year’s Executive Bonus Plan payment or 100% of the Executive’s Bonus Plan target for the year in which Mr. Tipton’s employment terminates.

Mr. Tipton’s employment agreement also includes covenants regarding confidentiality, non-competition and non-solicitation of employees; the non-competition and non-solicitation covenants apply during and for twelve months after employment.  Remedies for breach of these covenants include injunctive relief and arbitration.

In addition, certain of Mr. Tipton’s Restricted Stock Agreements and Stock Option Agreements provide that if one investor accumulates 20% or more of the outstanding shares of Common Stock, then, effective as of the date of such accumulation by that investor, all of Mr. Tipton’s unvested shares of restricted stock will be released from the forfeiture restrictions and become fully vested and all of his stock options will vest and become fully exercisable.

Randall E. McComas, Yoram Solomon, and James W. Gragg.  These executives’ employment agreements provide that in the event the Company elects not to renew the executive’s agreement and has provided thirty (30) days’ written notice of its intention not to renew his agreement, or if the executive’s employment is terminated by the Company during the term of his agreement without cause, he shall be entitled to receive (a) the balance of base salary due under his agreement for the balance of its term, and (b) subject to the executive’s execution of a general release of claims and covenant not to sue, (i) severance pay equal to six (6) months of base salary at the time of termination, payable in bi-weekly installments, subject to reduction by any compensation the executive receives from other employment during the severance period, and (ii) if the executive is eligible for COBRA coverage, the individual premium cost for COBRA coverage for the executive for the period during which he is receiving remaining term payments and severance payments.

These executives’ employment agreements also include confidentiality, non-competition and non-solicitation of employees covenants during and for twelve (12) months after employment.  Remedies for breach of these covenants include injunctive relief and arbitration.

In addition, each of these executive’s Restricted Stock Agreements and Stock Option Agreements provide that if (i) one investor accumulates 20% or more of the outstanding shares of Common Stock and if, within 12 months thereafter, the executive’s employment with the Company is terminated either by the Company for any reason other than cause or by the executive for good reason (as defined therein), or (ii) one investor other than a reporting company under the Securities Exchange Act of 1934 accumulates 50% or more of the outstanding  shares of Common Stock, then, in either case, effective as of the date of such accumulation by that investor, all of the executive’s unvested shares of restricted stock will be released from the forfeiture restrictions and become fully vested and all of his stock options will vest and become fully exercisable.

Potential Payments Upon Termination or Change in Control

The following table sets forth potential payments payable to our named executive officers upon termination of employment or a change in control. Our Compensation Committee may at its discretion revise, amend or add to these benefits if it deems advisable, to the extent permitted pursuant to such officers’ employment agreements. The table below reflects amounts payable to our named executive officers assuming a change in control and/or their employment was terminated on December 31, 2012:

Name	Benefit	Termination Without Cause or for Non-Renewal ($)	Termination for Cause ($)	Disability ($)	Death ($)	Change in Control ($) (1)
Gregory B. Kalush	Salary	975,000	-	650,000	-	650,000
Chairman of the Board, Chief	Bonus	-	-	300,000	-	300,000
Executive Officer and President	Outplacement services	48,750	-	48,750	-	48,750
	Insurance Policy (2)	-	-	-	-	-
	Cobra Coverage	15,524	-	-	-	-
	Extended Exercise Period
	for Stock Options	149,611	-	149,611	149,611	149,611
	Stock Vest Acceleration	-	-	-	-	173,389
	Total Value	1,188,885	-	1,148,361	149,611	1,321,750

Thomas N. Tipton, Jr.	Salary (3)	202,500	-	-	-	-
Chief Financial Officer, Secretary,	Cobra Coverage (3)	4,683	-	-	-	-
Vice President of Finance	Stock Vest Acceleration (3)	-	-	-	-	50,866
and Treasurer	Total Value	207,183	-	-	-	50,866

Randall E. McComas	Salary	240,000	-	-	-	-
Vice President of Global Sales and	Cobra Coverage	5,730	-	-	-	-
Customer Support	Stock Vest Acceleration	-	-	-	-	16,182
	Total Value	245,730	-	-	-	16,182

Yorom Solomon	Salary	185,000	-	-	-	-
Vice President of	Cobra Coverage	4,683	-	-	-	-
Corporate Strategy and	Stock Vest Acceleration	-	-	-	-	105,497
Business Development	Total Value	189,683	-	-	-	105,497

James W. Gragg	Salary	182,000	-	-	-	-
Vice President of Operations and	Cobra Coverage	466	-	-	-	-
Fulfillment	Stock Vest Acceleration	-	-	-	-	25,247
	Total Value	182,466	-	-	-	25,247

(1)
Mr. Kalush will be entitled to a gross up payment if he incurs any excise tax imposed by Section 4999 of the Code on “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code as a result of the receipt of any payments under his employment agreement. He is entitled to receive a gross up payment such that the net amount retained by Mr. Kalush is equal to the amount of payments that Mr. Kalush is entitled to receive under his employment agreement.

(2)	Mr. Kalush’s estate is entitled to a one-time $1,000,000 death benefit payable by the insurance provider under an insurance policy paid for by the Company.

(3)
Mr. Tipton’s employment agreement was amended and restated effective March xx, 2013.  The table reflects amounts payable assuming a change in control and/or termination on December 31, 2012 and, therefore, does not reflect the terms of the amended and restated agreement.

Report of the Compensation Committee

We have reviewed and discussed with management the Company’s Compensation Discussion and Analysis.

Based on this review and these discussions, we recommend to the Board of Directors that the Compensation Discussion and Analysis be included in Interphase’s Annual Report on Form 10-K and proxy statement on Schedule 14A.

THE COMPENSATION COMMITTEE

Michael J. Myers, Chairman Kenneth V. Spenser Christopher B. Strunk

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In 2012, the Compensation Committee was composed of Mr. Myers (Chairman), Mr. Spenser, and Mr. Strunk.  None of those members has ever been an officer or employee of the Company or any of its subsidiaries.  None of the Company's named executive officers served during the year ended December 31, 2012 as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served on our Board of Directors or Compensation Committee.

CERTAIN RELATED TRANSACTIONS

During 2012, the Company was not a party to any transactions that would require disclosure pursuant to Item 404 of Regulation S-K.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and furnish the Company with a copy.  Based solely on the Company’s review of the copies of such forms it has received, the Company believes that all of its officers, directors, and greater than ten percent shareholders complied with all filing requirements applicable to them during the reporting period ended December 31, 2012.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Securities Exchange Act of 1934, which requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

As described in greater detail under “Executive Compensation – Compensation Discussion and Analysis” above, we seek to closely align the interests of our named executive officers with the interests of our shareholders. Our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors.  The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.  The Board and the Compensation Committee will review and consider the results of the non-binding vote when evaluating our executive compensation programs.  In particular, to the extent there is a significant vote against our named executive officer compensation as disclosed in this proxy statement, the Board and the Compensation Committee will evaluate whether any actions are necessary to address our shareholders’ concerns.

Accordingly, we ask our shareholders to vote on the following advisory resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy at the meeting is required to approve this advisory resolution on named executive officer compensation.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Securities Exchange Act of 1934, which requires that we provide shareholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently to vote on future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC.

Shareholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years.  Shareholders also may abstain from casting a vote on this proposal.

The Board of Directors has determined that an annual advisory vote on executive compensation will permit our shareholders to provide direct input on the Company’s executive compensation philosophy, policies and practices as disclosed in the proxy statement each year, which is consistent with our efforts to engage in an ongoing dialogue with our shareholders on executive compensation and corporate governance matters.

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors.  The Company recognizes that the shareholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our shareholders as to their preferences on the frequency of an advisory vote on executive compensation.  The Board will consider the results of the non-binding vote, especially if it indicates a clear preference of the shareholders for the frequency of an advisory vote on executive compensation.

Shareholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, or three years (or abstain) when voting in response to the resolution set forth below.

 “RESOLVED, that the shareholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s proxy statement should be every year.”

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE OPTION OF ONCE EVERY YEAR AS THE PREFERRED FREQUENCY FOR ADVISORY VOTES ON EXECUTIVE COMPENSATION.

AMENDED AND RESTATED CERTIFICATE OF FORMATION

General

Effective January 1, 2010, the Texas Business Organizations Code (the “TBOC”) became the statute governing all for-profit Texas corporations like the Company, replacing the Texas Business Corporation Act (the “TBCA”), the statute that formerly governed all Texas business corporations like the Company, which expired.  Almost all of the differences between the TBOC and the TBCA regarding Texas corporations relate to terminology rather than substance; and the TBOC does not require a Texas corporation to amend its articles of incorporation to conform to the TBOC until the corporation files an amendment to its articles of incorporation for another reason.  Because our Board of Directors has authorized, and we are requesting shareholder approval of, an amendment to our current Articles of Incorporation, as amended (the “Articles”), to increase the number of authorized shares of common stock we may issue, we are required by the TBOC to also amend the Articles to conform to the TBOC.

Accordingly, our Board of Directors has authorized, and is proposing shareholder approval of, amendments to the Articles in the form of the Amended and Restated Certificate of Formation that is included as Exhibit B to this proxy statement (the “Certificate of Formation”).  The only substantive amendment to the Articles to be effected by the Certificate of Formation will be an increase, from 100,000,000 to 125,000,000, in the number of authorized shares of common stock the Company may issue.  Certain changes in terminology to conform to the TBOC, and certain technical amendments for purposes of simplicity and clarity, will also be effected by the Certificate of Formation.

If approved by our shareholders, the Certificate of Formation will become effective upon its filing with the Secretary of State of Texas, which we intend to do promptly after the meeting.  If the Certificate of Formation is not approved by our shareholders, then the Company will continue to be subject to the TBOC and the Articles will continue to be effective with the same number of authorized shares of common stock.  Whenever our Board of Directors next seeks to amend the Articles for any reason, however, the Company will be required also to amend the Articles to conform to the TBOC.

Summary of Amendments to be Effected by Certificate of Formation

A summary of the particular amendments to the Articles to be effected by the Certificate of Formation is as follows:

•	The title of the Articles will be revised to be the “Amended and Restated Certificate of Formation” to conform to the terminology of the TBOC.

•
Article II will be amended to state that the Company is a for-profit corporation.  The TBOC requires that an entity state in its certificate of formation the type of entity it is.  Article II currently states that the period of the Company’s duration is perpetual.  Because perpetual duration is provided for by the TBOC, the current statement is redundant and can be deleted.

•	Article III will be simplified and shortened to provide a general and broad description of the Company’s purpose rather than stating a list of detailed purposes that also includes a general purpose.

•
Article IV will be amended to increase the number of authorized shares of Common Stock from 100,000,000 to 125,000,000.  The statement at the end of the current Article IV regarding each share of Common Stock having one vote will be deleted, because it is redundant of a provision of the TBOC applicable to the Company.

•	Article VI, which denies preemptive rights, will be amended only to change each reference to “these Articles” to “this Certificate.”

•	Article VII will be deleted, because the minimum capitalization requirement was applicable only at the Company’s organization and because the TBOC no longer contains such a requirement.

•	Article VIII will be re-designated as Article VII and amended only to reflect the current registered office and registered agent of the Company.

•	Article IX will be re-designated as Article VIII and updated to reflect the current composition of the Board of Directors and the directors’ respective addresses.

•	Article X, which addresses the power to amend the bylaws, will be re-designated as Article IX without any other amendment.

•	Article XI, which relates to interested transactions by directors, officers, or employees, will be re-designated as Article X without any other amendment.

•	Article XII will be deleted, because the identification of incorporators was applicable only at the Company’s incorporation and is no longer necessary.

•	Article XIII, which provides for exculpation of directors, will be re-designated as Article XI and amended only to change the reference therein to “Article XIII” to “Article XI.”.

If the Certificate of Formation is approved and becomes effective, our Board of Directors may amend, or amend and restate, our existing bylaws to conform to the Certificate of Formation and the TBOC.

Reasons for Increasing the Number of Authorized Shares of Common Stock

In addition to the 7,006,310 shares of Common Stock outstanding on March 13, 2013, there is currently reserved a total of 2,515,515 shares of Common Stock for possible future issuance as equity compensation or for the future exercise of stock options under our 2004 Long-Term Stock Incentive Plan and a total of 90,315,210 shares of Common Stock for possible issuance upon exercise of rights under our existing shareholder rights plan (see Note 9 in the notes to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2012).  Accordingly, we have only 162,965 authorized shares of Common Stock, not already reserved, that are available for issuance.

Our Board of Directors believes that the availability of additional authorized shares of Common Stock would provide us with the flexibility to issue such shares for a variety of beneficial corporate purposes, which may include to raise capital, make acquisitions, effect future stock splits and stock dividends, conduct rights offerings, establish strategic relationships with other persons or entities, or provide equity incentives to directors, officers, employees, or consultants.  In addition, having such additional authorized shares of Common Stock available for issuance in the future would allow such shares to be issued when attractive opportunities arise, without the expense and delay of a special shareholders’ meeting or waiting until the next annual meeting of shareholders to obtain shareholder approval.

Our Board of Directors has no immediate plans, understandings, agreements, or commitments with respect to the sale or issuance of any of the additional shares of Common Stock as to which authorization is sought.

Effect of Increasing the Number of Authorized Shares of Common Stock

If the proposal to adopt the Certificate of Formation, and thereby increase the authorized shares of Common Stock, is approved, the additional authorized shares of Common Stock would be subject to issuance for such consideration (whether cash or otherwise), at such times, and in such amounts as our Board of Directors may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, regulations, or listing rules or standards.

The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of our current shareholders.  Our shareholders do not have preemptive rights to subscribe for or purchase additional shares of Common Stock, however.  Accordingly, the future issuance of additional shares of Common Stock for corporate purposes, other than a stock split or stock dividend, could have a dilutive effect on the ownership and voting rights of our shareholders at the time of issuance.

Potential Anti-Takeover Effects of an Increase in Authorized Shares of Common Stock

Although the proposal to adopt the Certificate of Formation, and thereby increase the authorized shares of Common Stock, is not intended to be an anti-takeover measure, our shareholders should be aware that, under certain circumstances, the additional shares of Common Stock could be used to make any attempt to gain control of the Company or the Board of Directors more difficult or time-consuming.  Any of the additional shares of Common Stock authorized upon the effectiveness of the Certificate of Formation could be privately placed with purchasers who might side with the Board of Directors in opposing a hostile takeover bid.  It is possible that such shares could be sold with or without an option, on our part, to repurchase such shares, or on the part of the purchaser, to put such shares to us.

The increase of authorized shares of Common Stock might be considered to have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of our Common Stock, to acquire control of the Company, because the issuance of the additional shares of Common Stock could be used to dilute the stock ownership of a person or entity seeking to obtain control and to increase the cost to a person or entity seeking to acquire a majority of the voting power of the Company.  If so used, the effect of the additional authorized shares of Common Stock might be (1) to deprive our shareholders of an opportunity to sell their stock at a temporarily higher price as a result of a tender offer or the purchase of shares by a person or entity seeking to obtain control of us or (2) to assist incumbent management in retaining its present position.

Nevertheless, our Board of Directors is not recommending the proposal to adopt the Certificate of Formation, and thereby increase the authorized shares of Common Stock, in response to any specific effort of which the Company is aware to accumulate shares of Common Stock or to obtain control of the Company.

Vote Required for Approval

The affirmative vote of at least two-thirds of all of the outstanding shares of Common Stock, voting in person or by proxy at the meeting, is required to approve the Certificate of Formation.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF FORMATION, INCLUDING AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2013

The Audit Committee has selected Grant Thornton LLP (“Grant Thornton”) as our independent registered public accountants for the year ending December 31, 2013 and recommends that shareholders vote for ratification of such selection.  Although ratification by shareholders is not required by law, the Company has determined that it is desirable to request ratification of this selection by the shareholders.  If the shareholders do not ratify the selection of Grant Thornton, the Audit Committee may reconsider its selection.  Notwithstanding its selection or voting results, the Audit Committee, in its discretion, may appoint new independent registered public accountants at any time during the year if the Audit Committee believes that such a change would be in the best interests of Interphase and its shareholders.

Grant Thornton has audited our consolidated financial statements annually since it was first appointed in 2004.  We expect that representatives of Grant Thornton will be present at the annual meeting to respond to appropriate questions and to make a statement if they so desire.

Pre-Approval Policies and Procedures

In accordance with the Audit Committee’s charter and policy and applicable law, the Audit Committee must pre-approve all services to be provided by Grant Thornton, including audit services, audit-related services and other services.  In determining whether to pre-approve such services, the Audit Committee must consider whether the provision of such services is consistent with the independence of Grant Thornton.  Generally, the full Audit Committee provides pre-approval for a particular defined task or scope of work subject to a specific budget.  In other cases, the chairman of the Audit Committee may pre-approve such services between committee meetings subject to his discretion; but the chairman must then communicate such pre-approvals to the full Audit Committee at the next regularly scheduled meeting.  All services provided by Grant Thornton to the Company in 2012 and 2011 were rendered in accordance with engagements that the Audit Committee approved in advance.

Fees Billed by Grant Thornton LLP during 2012 and 2011

The following table sets forth the fees we were billed for audit and other services provided by Grant Thornton in 2012 and 2011.  All of the services described below were approved in conformity with the Audit Committee’s pre-approval policies and procedures described above.

	2012	2011
Audit Fees	$151,280	$152,585
Tax Fees	-	-
Audit-Related Fees	-	-
All Other Fees	4,900	6,500
Total	$156,180	$159,085

The Grant Thornton “Audit Fees” for the year ended December 31, 2012 and 2011 consisted of fees (and expenses) billed for professional services rendered for the annual audit of the consolidated financial statements of the Company, including quarterly reviews and the statutory audit of a foreign subsidiary.

The Grant Thornton “All Other Fees” for the year ended December 31, 2012 consisted of fees billed for a web-based accounting research tool.  The Grant Thornton “All Other Fees” for the year ended December 31, 2011 consisted of fees billed for a web-based accounting research tool and fees billed for a background check of the then newly elected board member, Mr. Kemp.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter is necessary to ratify the selection of Grant Thornton as our independent registered public accountants for the year ending December 31, 2013.  Abstentions and broker non-votes will have the effect of a vote “against” the ratification of Grant Thornton as our independent registered public accountants.

OUR BOARD OF DIRECTORS, ON BEHALF OF THE AUDIT COMMITTEE, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2013.

SHAREHOLDER PROPOSALS

A shareholder who wishes to have a proposal considered for inclusion in the Company’s proxy statement for the Company’s 2014 annual meeting of shareholders must submit the proposal in writing to the Company’s Secretary, at the Company’s principal executive offices no later than December 5, 2013.

If the 2014 annual meeting of shareholders is moved to a date more than 30 days before or after the anniversary of the 2013 annual meeting of shareholders, then the deadline for inclusion of a proposal in the Company’s proxy statement will instead be a reasonable time before the Company begins to print and mail its proxy materials.

A shareholder who wishes to make a proposal at the 2014 annual meeting of shareholders without including the proposal in the Company’s proxy statement must give written notice of that proposal to the Company’s Secretary, Mr. Tipton, at the Company’s principal executive offices, by February 6, 2014.  If a shareholder fails to timely give the notice, then the persons named as proxies in the proxy cards solicited by the Board for that meeting will be entitled to vote the proxies held by them regarding that proposal, if properly raised at the meeting, in their discretion.

SHAREHOLDER COMMUNICATIONS

Shareholders wishing to communicate with the Board, the non-management directors, or an individual Board member concerning the Company may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: Attn: Secretary, Interphase Corporation, Parkway Centre I, 2901 North Dallas Parkway, Suite 200, Plano, Texas 75093.  The envelope should indicate that it contains a shareholder communication, and the correspondence must disclose the name of the shareholder submitting the communication and identify the number of shares of Common Stock owned by him (or her) beneficially or of record.  In general, all shareholder communications delivered to the Secretary for forwarding to the Board or specified Board members will be forwarded in accordance with the shareholder's instructions. However, the Secretary reserves the right to not forward any abusive, threatening or otherwise inappropriate materials.

MISCELLANEOUS

             The Annual Report to Shareholders of the Company for 2012, which includes financial statements, accompanying this Proxy Statement, does not form any part of the material for the solicitation of proxies.

             A copy of the Company’s 2012 Form 10-K has been included with these proxy materials. Exhibits to the Form 10-K are available upon written request and upon payment of a reasonable charge to cover the Company’s cost in providing such exhibits.  Written requests should be sent to Investor Relations, Interphase Corporation, Parkway Centre I, 2901 North Dallas Parkway, Suite 200, Plano, Texas, 75093.

By Order of the Board of Directors,

THOMAS N. TIPTON, JR. Chief Financial Officer, Secretary, Vice President of Finance and Treasurer

Plano, Texas
April 3, 2013

EXHIBIT A

AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS OF
INTERPHASE CORPORATION

Effective December 5, 2012

CHARTER

1. Overall purpose and objectives

The audit committee is appointed by the board of directors to assist the board in discharging its oversight responsibilities as follows:
i.	The audit committee will oversee the financial reporting process to ensure the balance, transparency and integrity of published financial information.
ii.	The audit committee will review the effectiveness of the company’s internal financial control and risk management system
iii.	The audit committee will oversee the independent audit process including appointing and assessing the performance of the external auditor
iv.	The audit committee will review the company’s process for monitoring compliance with laws and regulations affecting financial reporting;
v.	The audit committee will review the company’s code of business conduct.

In performing its duties, the committee will maintain effective working relationships with the board of directors, management, and the external auditors. To perform his or her role effectively, each committee member will develop and maintain his or her skills and knowledge, including an understanding of the committee’s responsibilities and of the company’s business, operations and risks.

2. Authority

The board authorizes the audit committee, within the scope of its responsibilities, to:

2.1	Perform activities within the scope of its charter.

2.2	Engage independent counsel and other advisers as it deems necessary to carry out its duties.

2.3	Ensure the attendance of company officers at meetings as appropriate.

2.4	Have unrestricted access to members of management, employees, third parties and relevant information.

2.5	Establish procedures for dealing with concerns of employees regarding accounting, internal control or auditing matters.

2.6	Establish procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters.

2.7	Be directly responsible for the appointment, compensation, retention, and oversight of the work of, the external auditor.

2.8	Approve all audit engagement fees and terms.

2.9	Approve the public release of quarterly and annual financial results.

2.10	Approve all “related-party” transactions.

3. Organization

Membership

3.1	The board of directors will select the audit committee members and the chairman of the audit committee.

3.2	The audit committee will comprise at least three members and all members shall be independent non-executive directors of the company.

3.3	A quorum of any meeting will be two thirds of the members.

3.4	Each member shall have skills and experience appropriate to the company’s business.

3.5	Each member shall be financially literate; at least one member shall be designated as a financial expert.

3.6	Members will be appointed for a one year term of office.

3.7	The chairman of the audit committee will function as its secretary.

Meetings

3.8
Only committee members are entitled to attend meetings. The audit committee may invite such other persons (e.g., the chief executive officer, chief financial officer, corporate controller, external auditor representatives, other members of the board) to all, or a portion of, its meetings, as it deems necessary.

3.9	The external auditors should be invited to make presentations to the audit committee as appropriate.

3.10	Meetings shall be held not less than five times a year, including once each quarter to review financial results.

3.11	Special meetings may be convened as required. The chairman will convene a meeting if requested by the external auditors.

3.12
The chairman shall circulate the agenda and supporting documentation to the audit committee members a reasonable period in advance of each meeting.  The chairman shall also create an agenda for the ensuing year and circulate it to the committee during the fourth quarter so that a finalized topical agenda is published before the first day of the ensuing year.

3.13	The chairman of the committee shall circulate the minutes of meetings to members of the board and members of the committee.

3.14	Members of the audit committee should attend every meeting of the committee.

3.15	The committee will meet with outside legal counsel at least annually without management present.

3.16	The committee will meet with the external auditors at least quarterly without management present.

3.17	The committee will meet individually and privately with the chief executive officer, chief financial officer and corporate controller at least annually.

4. Roles and responsibilities

The Audit Committee will:

 Internal control

4.1	Evaluate whether management is setting the appropriate ‘control culture’ by communicating the importance of internal control and management of risk.

4.2	Understand the internal control systems implemented by management for the approval of transactions and the recording and processing of financial data.

4.3
Understand the controls and processes implemented by management to ensure that the financial statements derived from the underlying financial systems, comply with relevant standards and requirements, and are subject to appropriate management review.

4.4	Evaluate the overall effectiveness of the internal control and risk management frameworks and consider whether recommendations made by the external auditors have been implemented by management.

4.5
Consider how management is held to account for the security of computer systems and applications, and the contingency plans for processing financial information in the event of a systems breakdown or to protect against computer fraud or misuse.

4.6
Inquire of management and the independent auditors about significant risks or exposures facing the company; assess the steps management has taken or proposes to take to minimize such risks to the company; and periodically review compliance with such steps.

4.7
Review with management the company’s anti-fraud program, as well as the annual fraud risk assessment, including the mitigating controls management has put in place to minimize such risks to the company.

4.8
Review with management the policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent auditors.  Review a comparison of actual compensation to compensation approved by the compensation committee, including stock based compensation.

4.9	Review the company’s code of conduct at least annually to ensure that it is adequate and up-to-date.

4.10
Review the procedures for the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters that may be submitted by any party internal or external to the organization at least annually.  Additionally, at each meeting, review any complaints that might have been received, current status, and resolution if one has been reached.

Financial reporting

4.11	Gain an understanding of the current areas of greatest financial risk and how these are being managed.

4.12
Review with management and the independent auditor significant accounting and reporting issues, including the effect of any regulatory and accounting initiatives, as well as off-balance-sheet structures, if any, and understand their impact on financial reports.

4.13
Oversee the periodic financial reporting process implemented by management and review the interim financial statements, annual financial statements and preliminary announcements prior to their release.

4.14
Review management’s process for ensuring that information contained in analyst briefings and press announcements is consistent with published financial information, balanced and transparent (particulary regarding GAAP vs non-GAAP data).

4.15
Inquire of the chief executive officer and chief financial officer regarding the consistency in the application of management’s judgments and estimates and the application of the company’s accounting policies and any significant non-recurring transactions impacting the company’s financial statements.

4.16	Meet with management and the external auditors to review the financial statements, the key accounting policies and judgements, and the results of the audit.

4.17	Ensure that significant adjustments, unadjusted differences, disagreements with management and critical accounting policies and practices are discussed with the external auditor.

4.18
Review the other sections of the annual report before its release and consider whether the information is understandable and consistent with members’ knowledge about the company and its operations and lacks bias.

Compliance with laws and regulations

4.19
Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any fraudulent acts or noncompliance.

4.20	Obtain regular updates from management and company’s legal counsel regarding compliance matters that may have a material impact on the company’s financial statements or compliance policies.

4.21	Be satisfied that all regulatory compliance matters, related to the business of the company, have been considered in the preparation of the financial statements.

4.22	Review the findings of any examinations by regulatory agencies.

Working with auditors

External audit

4.23	Review the professional qualification of the auditors (including background and experience of partner and auditing personnel).

4.24	Consider the independence of the external auditor and any potential conflicts of interest.

4.25	Review on an annual basis the performance of the external auditors and make recommendations to the board for the appointment, reappointment or termination of the appointment of the external auditors.

4.26	Review the external auditors’ proposed audit scope and approach for the current year in the light of the company’s present circumstances and changes in regulatory and other requirements.

4.27	Discuss with the external auditor any audit problems encountered in the normal course of audit work, including any restriction on audit scope or access to information.

4.28	Ensure that significant findings and recommendations made by the external auditors and management’s proposed response are received, discussed and appropriately acted on.

4.29	Discuss with the external auditor the appropriateness of the accounting policies applied in the company’s financial reports and whether they are considered appropriate.

4.30
Meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately. Ensure the auditors have access to the chairman of the audit committee when required.

4.31	Review and approve policies for the provision of non-audit services by the external auditor and the framework for pre-approval of non-audit services.

4.32	Consider, with management, the rationale for employing audit firms other than the principal independent auditors.

4.33	Ensure the company has appropriate policies regarding the hiring of audit firm personnel for senior positions after they have left the audit firm.

4.34	Review all material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

Reporting responsibilities

4.35	Regularly update the board about committee activities and make appropriate recommendations.

4.36	Ensure the board is aware of matters that may significantly impact the financial condition or affairs of the business.

4.37
Oversee the preparation of an annual report of the committee as required by the rules of the SEC and the annual affirmation required by the appropriate listing exchange, if necessary.  Include in the annual proxy statement for the company a report of the committee in accordance with the proxy rules promulgated by the SEC.

Evaluating performance

4.38	Evaluate the committee’s own performance, both of individual members and collectively, on a regular basis.

4.39	Assess the achievement of the duties specified in the charter and report the findings to the board.

Review of the committee charter

4.40
Review the audit committee charter annually, reassess the adequacy of the charter considering changes that are necessary as a result of new laws or regulations and recommend any proposed changes to the board of directors.

4.41	Ensure that the charter is approved or reapproved by the board.

Other

4.42	The committee will perform such other functions as assigned by law, the company’s charter or bylaws, or the board of directors.

EXHIBIT B

AMENDED AND RESTATED CERTIFICATE OF FORMATION
OF
INTERPHASE CORPORATION

Interphase Corporation (the “Corporation”) is a Texas for-profit corporation subject to the Texas Business Organizations Code (the “TBOC”).  Pursuant to Sections 3.059 and 3.060 of the TBOC, the Corporation hereby adopts this Amended and Restated Certificate of Formation of the Corporation (this “Restated Certificate”), which accurately copies the Articles of Incorporation, as amended to-date, of the Corporation (the “Existing Certificate”), as further amended by this Restated Certificate as hereinafter set forth, and which contains no other change in any provision thereof.

ONE.              The name of the Corporation is Interphase Corporation.

TWO.            The Existing Certificate is amended by this Restated Certificate as follows:

A.	The title of the Existing Certificate is hereby amended to read in its entirety as the “Amended and Restated Certificate of Formation of Interphase Corporation.”

B.	Article II of the Existing Certificate is hereby amended to read in its entirety as follows:

ARTICLE II

The corporation is a for-profit corporation.

C.	Article III of the Existing Certificate is hereby amended to read in its entirety as follows:

ARTICLE III

The purpose for which the corporation is organized is to engage in the transaction of any and all lawful business for which for-profit corporations may be formed under the Texas Business Organizations Code.

D.	Article IV of the Existing Certificate is hereby amended to read in its entirety as follows:

ARTICLE IV

The aggregate number of shares which the corporation shall have the authority to issue is one hundred twenty-five million (125,000,000) consisting of one hundred twenty-five million (125,000,000) shares of Common Stock with the par value of $0.10 per share.

E.	Article VI of the Existing Certificate is hereby amended to read in its entirety as follows:

ARTICLE VI

No holder of any stock of the corporation shall be entitled, as a matter of right, to purchase or subscribe for any part of any stock of the corporation authorized by this Certificate or of any additional stock of any class to be issued by reason of any increase of any of the authorized stock of the corporation, or of any bonds, certificates of indebtedness, debentures, warrants, options, or other securities convertible into any class of stock of the corporation, but any stock authorized by this Certificate or any such additional issue of any stock may be issued and disposed of by the Board of Directors to such persons, firms, corporations or associations for such consideration and upon such terms and in such manner as the Board of Directors may, in its discretion, determine, without offering any thereof on the same terms or any terms to the shareholders then of record or to any class of shareholders, provided only that such issuance may not be inconsistent with any provision of law or with any provision of this Certificate.

F.	Article VII of the Existing Certificate is hereby amended to read in its entirety as follows:

ARTICLE VII

The address of its registered office is 1601 Elm Street, Suite 3000, Dallas, Texas 75201, and the name of its registered agent at such address is David H. Segrest.

G.	Article VIII of the Existing Certificate is hereby amended to read in its entirety as follows:

ARTICLE VIII

The number of directors shall be fixed in the manner provided in the bylaws of the corporation. The Board of Directors currently consists of five directors, and the names and addresses of the persons who are now serving as directors until the next annual meeting of shareholders or until their successors are elected and qualified are:

Name	Address

Gregory B. Kalush	Parkway Centre I
2901 North Dallas Parkway, Suite 200
Plano, Texas 75093

Mark D. Kemp	Parkway Centre I
2901 North Dallas Parkway, Suite 200
Plano, Texas 75093

Michael J. Myers	Parkway Centre I
2901 North Dallas Parkway, Suite 200
Plano, Texas 75093

Kenneth V. Spenser	Parkway Centre I
2901 North Dallas Parkway, Suite 200
Plano, Texas 75093

Christopher B. Strunk	Parkway Centre I
2901 North Dallas Parkway, Suite 200
Plano, Texas 75093

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H.	Article IX of the Existing Certificate is hereby amended to read in its entirety as follows:

ARTICLE IX

Except to the extent such power may be modified or divested by action of shareholders representing a majority of the issued and outstanding shares of the capital stock of the corporation taken at any regular or special meeting of the shareholders, the power to adopt, alter, amend or repeal the by-laws of the corporation shall be vested in the Board of Directors.

I.	Article X of the Existing Certificate is hereby amended to read in its entirety as follows:

ARTICLE X

The corporation may enter into contracts and transact business with one or more of its directors, officers or employees, or with any firm of which any one or more of its directors, officers or employees are members or with any corporation or association in which any one or more of its directors, officers or employees are shareholders, directors, officers or employees; and any such contract or transaction shall not be invalidated or in any wise affected adversely by the fact that any such person has or may have interests therein which are or might be adverse to the interest of the corporation, even though the vote of any director having such adverse interest shall have been necessary to obligate the corporation upon any such contract or transaction; and no director, officer or employee having such adverse interest shall be liable to the corporation or to any shareholder or creditor thereof, or to any other person, for any loss or liability incurred by it by reason of any such contract or transaction; nor shall any such director, officer or employee be accountable to the corporation, or otherwise, for any gains or profits realized thereon; provided always that any such contract or transaction shall not, at the time at which it was entered into, have been actually fraudulent as to the corporation and shall not have been upon terms at such time that were so fraudulent.

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J.	Article XI of the Existing Certificate is hereby amended to read in its entirety as follows:

ARTICLE XI

A director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for any act or omission in the director’s capacity as a director, except that this provision does not eliminate or limit the liability of a director to the extent the director is found liable for:

(a)	a breach of the director’s duty of loyalty to the corporation or its shareholders;

(b)	an act or omission not in good faith that constitutes a breach of duty of the director to the corporation or an act or omission that involves intentional misconduct or a knowing violation of the law;

(c)	a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director’s office; or

(d)	an act or omission for which the liability of the director is expressly provided for by an applicable statute.

If the laws of the State of Texas are amended to authorize action further eliminating or limiting the personal liability of directors, then the liability of the directors of the corporation shall be eliminated or limited to the fullest extent permitted by such laws as so amended. Any repeal or modification of this Article XI shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

K.	Articles XII and XIII of the Existing Certificate are hereby deleted.

THREE.          Each amendment to the Existing Certificate stated in Part TWO above has been made in accordance with the provisions of the TBOC.  Those amendments to the Existing Certificate and this Restated Certificate have been approved in the manner required by the TBOC and by the governing documents of the Corporation.

FOUR.            The Amended and Restated Certificate of Formation of Interphase Corporation that is set forth as Exhibit A accurately states the text of the Existing Certificate as further amended by this Restated Certificate.  This Restated Certificate does not contain any other change in the Existing Certificate, except for the information permitted to be omitted by Section 3.059(b) of the TBOC applicable to the Corporation.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Restated Certificate has been executed this __ day of May, 2013.

INTERPHASE CORPORATION

By:

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EXHIBIT A

AMENDED AND RESTATED CERTIFICATE OF FORMATION
OF
INTERPHASE CORPORATION

ARTICLE I

The name of the corporation is Interphase Corporation.

ARTICLE II

The corporation is a for-profit corporation.

ARTICLE III

The purpose for which the corporation is organized is to engage in the transaction of any and all lawful business for which for-profit corporations may be formed under the Texas Business Organizations Code.

ARTICLE IV

The aggregate number of shares which the corporation shall have the authority to issue is one hundred twenty-five million (125,000,000) consisting of one hundred twenty-five million (125,000,000) shares of Common Stock with the par value of $0.10 per share.

ARTICLE V

Cumulative voting is expressly prohibited.  At each election of Directors, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote.  No shareholder shall be entitled to cumulate his votes by giving one candidate as many votes as the number of directors multiplied by his shares shall equal, or by distributing such votes on the same principle among any number of such candidates.

ARTICLE VI

No holder of any stock of the corporation shall be entitled, as a matter of right, to purchase or subscribe for any part of any stock of the corporation authorized by this Certificate or of any additional stock of any class to be issued by reason of any increase of any of the authorized stock of the corporation, or of any bonds, certificates of indebtedness, debentures, warrants, options, or other securities convertible into any class of stock of the corporation, but any stock authorized by this Certificate or any such additional issue of any stock may be issued and disposed of by the Board of Directors to such persons, firms, corporations or associations for such consideration and upon such terms and in such manner as the Board of Directors may, in its discretion, determine, without offering any thereof on the same terms or any terms to the shareholders then of record or to any class of shareholders, provided only that such issuance may not be inconsistent with any provision of law or with any provision of this Certificate.

ARTICLE VII

The address of its registered office is 1601 Elm Street, Suite 3000, Dallas, Texas 75201, and the name of its registered agent at such address is David H. Segrest.

ARTICLE VIII

The number of directors shall be fixed in the manner provided in the bylaws of the corporation. The Board of Directors currently consists of five directors, and the names and addresses of the persons who are now serving as directors until the next annual meeting of shareholders or until their successors are elected and qualified are:

Name	Address

Gregory B. Kalush	Parkway Centre I
2901 North Dallas Parkway, Suite 200
Plano, Texas 75093

Mark D. Kemp	Parkway Centre I
2901 North Dallas Parkway, Suite 200
Plano, Texas 75093

Michael J. Myers	Parkway Centre I
2901 North Dallas Parkway, Suite 200
Plano, Texas 75093

Kenneth V. Spenser	Parkway Centre I
2901 North Dallas Parkway, Suite 200
Plano, Texas 75093

Christopher B. Strunk	Parkway Centre I
2901 North Dallas Parkway, Suite 200
Plano, Texas 75093

ARTICLE IX

Except to the extent such power may be modified or divested by action of shareholders representing a majority of the issued and outstanding shares of the capital stock of the corporation taken at any regular or special meeting of the shareholders, the power to adopt, alter, amend or repeal the by-laws of the corporation shall be vested in the Board of Directors.

ARTICLE X

The corporation may enter into contracts and transact business with one or more of its directors, officers or employees, or with any firm of which any one or more of its directors, officers or employees are members or with any corporation or association in which any one or more of its directors, officers or employees are shareholders, directors, officers or employees; and any such contract or transaction shall not be invalidated or in any wise affected adversely by the fact that any such person has or may have interests therein which are or might be adverse to the interest of the corporation, even though the vote of any director having such adverse interest shall have been necessary to obligate the corporation upon any such contract or transaction; and no director, officer or employee having such adverse interest shall be liable to the corporation or to any shareholder or creditor thereof, or to any other person, for any loss or liability incurred by it by reason of any such contract or transaction; nor shall any such director, officer or employee be accountable to the corporation, or otherwise, for any gains or profits realized thereon; provided always that any such contract or transaction shall not, at the time at which it was entered into, have been actually fraudulent as to the corporation and shall not have been upon terms at such time that were so fraudulent.

ARTICLE XI

A director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for any act or omission in the director’s capacity as a director, except that this provision does not eliminate or limit the liability of a director to the extent the director is found liable for:

(a)	a breach of the director’s duty of loyalty to the corporation or its shareholders;

(b)	an act or omission not in good faith that constitutes a breach of duty of the director to the corporation or an act or omission that involves intentional misconduct or a knowing violation of the law;

(c)	a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director’s office; or

(d)	an act or omission for which the liability of the director is expressly provided for by an applicable statute.

If the laws of the State of Texas are amended to authorize action further eliminating or limiting the personal liability of directors, then the liability of the directors of the corporation shall be eliminated or limited to the fullest extent permitted by such laws as so amended. Any repeal or modification of this Article XI shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

INTERPHASE

**IMPORTANT ANNUAL MEETING INFORMATION**

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MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

## Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

### A Proposals — The Board of Directors recommends a vote FOR the listed nominees, FOR Proposals 2, 3, 5 and 6, and "1 Year" on Proposal 4.

1. Election of Directors:

| Nominee | For | Withhold |
|---|---|---|
| 01 - Gregory B. Kalush | ☐ | ☐ |
| 02 - Mark D. Kemp | ☐ | ☐ |
| 03 - Michael J. Myers | ☐ | ☐ |
| 04 - Kenneth V. Spenser | ☐ | ☐ |
| 05 - Christopher B. Strunk | ☐ | ☐ |

3. Advisory vote to approve named executive officer compensation. For ☐ Against ☐ Abstain ☐

4. Advisory vote on the frequency of holding future advisory votes on named executive officer compensation. 1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain ☐

5. Approval of the Amended and Restated Certificate of Formation, including to increase the number of authorized shares of common stock. For ☐ Against ☐ Abstain ☐

6. In the discretion of the Proxies, on any other matter that may properly come before the meeting or any adjournment thereof. For ☐ Against ☐ Abstain ☐

### B Non-Voting Items

**Change of Address** — Please print new address below.

### C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.   /   /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

INTERPHASE

## Proxy — INTERPHASE CORPORATION

### THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of Interphase Corporation (the "Company") to be held on May 1, 2013 at 9:00 a.m. local time at the Embassy Suites Hotel at 7600 John Q. Hammons Drive, Frisco, Texas 75034, and the Proxy Statement in connection therewith, and (b) appoints Gregory B. Kalush and Thomas N. Tipton, Jr., and each of them, the undersigned's proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to which the undersigned is entitled to vote and act at said meeting or at any adjournment thereof, and the undersigned directs that this proxy be voted as follows:

If more than one of the proxies above shall be present in person or by substitute at the meeting or any adjournment thereof, both of said proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

**The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.**

**THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 5 AND 6, AND "1 YEAR" ON PROPOSAL 4, REFERRED TO ON THE REVERSE.**

**PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.**

*(Continued and to be dated and signed on the reverse side.)*